UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06136
HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)
4301 Wilson Boulevard
Arlington, VA 22203
(Address of principal executive office – Zip code)
Denise Trujillo, Esq.
Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
(Name and address of agent for service)
Copies to:
Michael Berenson, Esq.
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
(Name and addresses of agent for service)
Registrant’s telephone number, including area code: (703) 907-6029
Date of fiscal year end: December 31
Date of reporting period: December 31, 2005

Item 1. Reports to Stockholders.

annual report

Daily Income Fund

Short-Term Government Securities Fund

Short-Term Bond Fund

Stock Index Fund

Value Fund

Small-Company Stock Fund

International Stock Index Fund

Nasdaq-100 Index Tracking Stock℠ Fund

DECEMBER 31,
2005

HOMESTEAD FUNDS

Created by NRECA

National Rural Electric Cooperative Association

Table of Contents

PERFORMANCE EVALUATION
Daily Income Fund	2
Short-Term Government Securities Fund and Short-Term Bond Fund	4
Stock Index Fund	8
Value Fund	10
Small-Company Stock Fund	12
International Stock Index Fund	14
Nasdaq-100 Index Tracking Stocksm Fund	16
EXPENSE EXAMPLE	18
REGULATORY AND SHAREHOLDER MATTERS	20
PORTFOLIO OF INVESTMENTS
Daily Income Fund	23
Short-Term Government Securities Fund	25
Short-Term Bond Fund	28
Stock Index Fund	36
Value Fund	37
Small-Company Stock Fund	38
International Stock Index Fund	39
Nasdaq-100 Index Tracking Stocksm Fund	39
STATEMENTS OF ASSETS AND LIABILITIES	40
STATEMENTS OF OPERATIONS	42
STATEMENTS OF CHANGES IN NET ASSETS	44
FINANCIAL HIGHLIGHTS
Daily Income Fund	46
Short-Term Government Securities Fund	47
Short-Term Bond Fund	48
Stock Index Fund	49
Value Fund	50
Small-Company Stock Fund	51
International Stock Index Fund	52
Nasdaq-100 Index Tracking Stocksm Fund	53
NOTES TO FINANCIAL STATEMENTS	54
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	58
DIRECTORS AND OFFICERS	59
APPENDIX A—STATE STREET EQUITY 500 INDEX PORTFOLIO	61
PRIVACY POLICY	77

PERFORMANCE EVALUATION
Daily Income Fund
Investment commentary for the period ended December 31, 2005, provided by portfolio manager Patricia Murphy. Comments prepared January 13, 2006.
ECONOMIC LANDSCAPE
Since mid-year 2004, the Federal Reserve has been intently pursuing a tighter monetary policy by methodically raising its target for the federal funds rate. At each of the regularly scheduled Federal Open Market Committee (FOMC) meetings, the Fed nudged this rate higher by 25 basis points (0.25%). In 2005, there were eight FOMC meetings, and the federal funds rate rose by a total of 200 basis points (2.00%) to end the year at 4.25%.
The federal funds rate is the rate banks charge each other on overnight loans to meet reserve requirements, and it is generally acknowledged to be a key driver of other short-term interest rates.
FUND PERFORMANCE
The Daily Income Fund earned a total return of 2.49% for the full year 2005, which was above last year’s 0.65% return. The Fund’s better results reflected the gradual rise in short-term interest rates. As the federal funds rate increased over the year, the Fund was able to reinvest maturing securities at higher rates.
The Daily Income Fund’s current yield also trended higher reflecting the rise in interest rates. As of year-end 2005, the Fund had a seven-day effective yield of 3.53%, measurably higher than the seven-day effective yield of 1.46% at the end of 2004.
Shareholders may be wondering how these two calculations are different. Total return is the actual percent gain that any shareholder invested in the Fund for the entire reporting period earned on their investment assuming all dividends were reinvested in the account. The seven-day yield, however, is a snapshot of the Fund’s current interest level (the amount paid to the Fund in interest income) annualized. Given that interest rates and underlying holdings change constantly, yield is not a predictor of what any one shareholder will earn or a measure of what any one shareholder did earn.
With interest rates on the rise, the portfolio manager took care to keep the average maturity of the portfolio very short in order to take advantage of opportunities to reinvest in higher yielding instruments. The weighted average maturity for the portfolio was 20 days as of December 31, 2005, compared to 28 days at year end 2004.
OUTLOOK
The objective of the Fed’s monetary policy is to provide enough stimulus for the economy to grow but not so much that it triggers excessively higher prices. This is an ongoing balancing act. When the economy appears too sluggish, the Fed would be expected to lower rates, thereby making it more affordable for consumers to borrow money. Conversely, if the economy is growing rapidly enough to ignite inflation fears, the Fed might well step in to push rates higher, which effectively tightens the money supply and slows spending.
The Federal Reserve has now made 13 consecutive rate hikes since it began this tightening course in mid-2004. Given the long stretch of tightening moves already implemented and judging by the FOMC statements that accompany news of a change, we view the current cycle as nearing an end. Our view is that in early 2006 the Fed will back off its program of consistently nudging rates higher and adopt more of a wait-and-see approach in determining whether any adjustment is needed.
We appreciate your investment in the Fund.

   Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/05
Daily Income Fund	2.49%	1.70%	3.33%

YIELD
Annualized 7-day effective yield quoted 12/31/05			3.53%

SECURITY DIVERSIFICATION		on 12/31/2004	on 12/31/2005
(% of total investments)
Commercial paper		75.3%	78.3%
U.S. Government obligations		18.3%	19.2%
Corporate bonds		2.6%	2.5%
Cash equivalents		3.8%	less than 0.1%

Total		100.0%	100.0%

MATURITY		on 12/31/2004	on 12/31/2005
Average Weighted Maturity		28 days	20 days

Past performance is not predictive of future performance. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares. The Daily Income Fund’s average total returns are net of any fee waivers and reimbursements.

Performance Evaluation

PERFORMANCE EVALUATION
Short-Term Government Securities and Short-Term Bond Funds
Investment commentary for the period ended December 31, 2005, provided by portfolio manager Doug Kern. Comments prepared January 13, 2006.
ECONOMY AND INTEREST RATES
The economy put in a solid performance in 2005 in spite of record high energy prices, a relentless tightening of monetary policy and the destruction of the Gulf Coast caused by Hurricane Katrina. Offsetting these obvious negatives were continued employment gains coupled with solid income growth, a strong housing market that was bolstered by only modest increases in mortgage rates (fixed) and the continued use of creative financing arrangements (e.g., interest-only mortgages, option adjustable-rate mortgages), reasonably strong consumer confidence and ample corporate coffers.
While many economists feared that in particular Hurricane Katrina’s damage to the Gulf Coast would lead to a marked decline in GDP later in 2005, the damage was temporary as it appears that rebuilding efforts have more than offset the loss of economic activity in that region. Even with crude oil spiking to $70.00 per barrel as a result of Katrina, inflation remained little changed from 2004 levels and the unemployment rate declined from 5.4% to 4.9% as more than two million jobs were created. Consumer sentiment improved meaningfully as the year came to a close.
The Federal Reserve’s policymaking unit, the Federal Open Market Committee (FOMC), raised its target for the federal funds rate by 25 basis points at each of its eight scheduled meetings in 2005. These adjustments brought this rate from 2.25% to 4.25%. In a statement accompanying its December action, the FOMC tempered prospects for future rate hikes by stating that only “some further measured policy firming is likely to be needed” and that the number of additional rate hikes needed to control inflation “probably would not be large.” The minutes also suggested that future policy actions would depend on incoming data (such as employment and inflation) and that monetary policy was no longer seen as accommodative enough to spur economic growth. In effect, the Fed’s policy of automatically raising its target for the federal funds rate by 25 basis points at each FOMC meeting is now over given the general consensus among committee members that the federal funds rate is now close to a “neutral” level. Also helping to put an end-bracket on the current rate-tightening cycle that has been underway since June 2004 is that the new Federal Reserve chairman, Ben Bernanke, will succeed Alan Greenspan after the next FOMC meeting on January 31, 2006. He will start his tenure with a more-or-less fresh agenda.
Not surprisingly, the Fed’s rate hikes in 2005 kept pressure on bond yields and led to significantly higher yields in maturities of five years or less with the largest increase in the two-year part of the curve which is most sensitive to FOMC policy moves. Two-year Treasury Note yields rose 137 basis points, three-year Treasury Note yields rose 111 basis points and five-year Treasury Note yields rose a more modest 74 basis points in 2005. This led to a flattening of the yield curve. The spread between two- and five-year Treasury notes was a positive 54 basis points at year-end 2004 (meaning two’s yielded less than five’s) but at year-end 2005 there was a negative 5 basis point difference between these two notes (meaning two’s yielded more than five’s). A yield curve “inversion” is often viewed as a signal of tough economic times even recession ahead, but it could also indicate nothing more than strong demand for the longer dated, high-grade securities favored by foreign Central Banks, pension plans and other buyers as well as the market’s view that the current cycle of rising rates has just about run its course.
FUND PERFORMANCE
The Short-Term Government Securities Fund returned 1.65% for 2005, compared to its benchmark index’s 1.39% gain. The Short-Term Bond Fund returned 2.29%, ahead of its benchmark’s return of 1.44%.
Looking at bond market returns by sector, the top performers were asset-backed securities and mortgages. Federal agency debt securities, high-grade corporates, foreign- and quasi-government issues had more modest returns but still tended to outdistance returns on U.S. Treasuries. Asset-backed securities benefited from a better economy and perceived improved collateral protection. Mortgages benefited from the continued lack of upside yield pressure on longer-term rates which lessens “extension risk.” (Had long rates moved significantly higher, investors would

   Performance Evaluation

have expected a slowdown in the pace of refinancing activity. A reduction in the rate of mortgage prepayments effectively extends the security’s duration.) The agency market benefited from the balance-sheet shrinkage of both Freddie Mac and Fannie Mae, which lowered their borrowing needs, as well as a lack of “scare headlines.” Lower-grade issues suffered from specific-sector woes, particularly autos.
As in 2004, one of the primary strategic factors that benefited both Funds was exposure to mortgages and asset-backed securities, neither of which is included in the Funds’ respective benchmark index. In addition, both Funds were somewhat defensively positioned (with relatively short weighted average maturities) to protect against a further rise in rates.
The Short-Term Government Securities Fund benefited in particular from its having a very heavy position in U.S. Treasury Bills at the start of the year which helped protect the Funds net asset value and allowed the Fund to easily invest in higher yielding instruments as rates moved higher throughout the year.
The Short-Term Bond Fund benefited from a relative lack of exposure to lower grade (BBB) corporates, particularly those in the auto sector. In addition, we continued to invest in high-grade corporates, many of which have step-up rate features that can give both a yield advantage over fixed-rate debt instruments as well as a total return advantage.
OUTLOOK
The investment landscape for bond investors is clearly different than this time last year. The Federal Reserve is now nearing the end of its tightening cycle as its federal funds target rate— now at 4.25%— is no longer viewed as accommodative by FOMC members relative to its level one year ago—2.25%— which was a level clearly designed to stimulate economic activity. While the FOMC is expected to raise the fed funds rate another 25 basis points at its first meeting in 2006, it is no longer a given that short-term interest rates will be hiked at every meeting. While nobody can clearly say what future economic data will look like and, therefore, how many additional rate hikes may ultimately be required to prevent any meaningful upturn in inflation, the bond market is betting that the fed funds rate will peak at 4.50% or 4.75%, at least on an interim basis.
FOMC statements indicate the committee will wait and see how incoming economic data should shape its next move. Here, several factors come to mind that may influence the ultimate outcome for monetary policy. These include: any meaningful slowdown in housing; any lagging economic weakness due to energy price hikes and short-term rate increases; any unexpected stimulus from a stronger pickup in capital spending, a further drop in unemployment or a meaningful pickup in wage gains; or a geo-political event such as a disruption in Middle East oil supplies or a currency crisis. While the market is fairly convinced of the Fed’s intentions to back-off its aggressive tightening, the release of the latest FOMC minutes coincided with both a meaningful decline in the value of the U.S. dollar and a bullish breakout on the CRB commodity index and in gold, which could prove to be indicators of an upturn in inflationary pressures. Thus, there are still some disturbing economic cross-currents that could cause the market to adjust its expectations for future FOMC rate adjustments.
Assuming the market has it right, there would be little upward pressure on short rates in 2006 which should translate into modest further upward pressure on bond yields as the year progresses. Even if the Fed pauses after another rate hike, the bond market will take its cue from incoming economic data and react accordingly. On a historical basis, bonds are not cheap but an eventual end to Fed tightening will remove a major negative. Whether or not another negative will take its place remains to be seen.
As always, we continue to look for opportunities to enhance the Funds’ returns while at the same time keeping the risk level consistent with what shareholders can expect from an investment in a high-credit, short-term portfolio of debt securities.

Performance Evaluation

Short-Term Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/05
Short-Term Government Securities Fund	1.65%	2.95%	4.02%
Merrill Lynch 1-4.99 Year U.S. Treasury Index	1.39%	4.07%	4.46%

YIELD
Annualized 30-day SEC yield quoted 12/31/05			3.19%

SECURITY DIVERSIFICATION		on 12/31/2004	on 12/31/2005
(% of total investments)
U.S. Treasuries		68.0%	74.5%
Government-guaranteed agencies		11.0%	9.5%
Mortgage-backed securities		8.6%	9.4%
Asset-backed securities		7.5%	5.8%
Cash equivalents		4.9%	0.8%

Total		100.0%	100.0%

MATURITY		on 12/31/2004	on 12/31/2005
Average Weighted Maturity		2.99 years	2.93 years

PERFORMANCE COMPARISON
Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year U.S. Treasury Index made on December 31, 1995. Past performance is not predictive of future performance. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

   Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/05
Short-Term Bond Fund	2.29%	3.63%	4.73%
Merrill Lynch 1-4.99 Year Corp./ Gov. Index	1.44%	4.63%	5.35%

YIELD
Annualized 30-day SEC yield quoted 12/31/05			4.00%

SECURITY DIVERSIFICATION		on 12/31/2004	on 12/31/2005
(% of total investments)
Corporate bonds		37.8%	38.9%
U.S. Government obligations		24.6%	24.8%
Mortgage-backed securities		17.0%	18.1%
Asset-backed securities		15.7%	13.3%
Municipal bonds		1.7%	3.3%
Commercial paper		2.4%	1.6%
Cash equivalents		0.8%	less than 0.1%

Total		100.0%	100.0%

MATURITY		on 12/31/2004	on 12/31/2005
Average Weighted Maturity		2.94 years	2.91 years

PERFORMANCE COMPARISON
Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year Corp./Gov Index made on December 31, 1995. Past performance is not predictive of future performance. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation

PERFORMANCE EVALUATION
Stock Index Fund
Investment commentary for the period ended December 31, 2005, provided by SSgA, manager of the State Street Equity 500 Index Portfolio. Comments prepared January 25, 2006.
INDEX PERFORMANCE
Although U.S. investors entered the month of December with high hopes for a solid finish to 2005, December proved a mild disappointment. The Standard & Poor’s 500 Stock Index did notch its best close of the year on December 14, revisiting levels it had not seen since the spring of 2001, but a holiday swoon left the benchmark flat for the month. Earlier in the fourth quarter, continued resilience of both corporate profits and economic activity helped U.S. equities recover smartly from their post-hurricane malaise, but after the Federal Open Market Committee concluded its eighth and final meeting of 2005 with a 13th consecutive quarter-point rate hike, hints of yield-curve inversion depressed sentiment as 2005 drew to a close. Still, the S&P 500 gained 2.09% in the last three months of the year, bringing its full-year return to a respectable if uninspiring 4.91%. Your Fund trailed slightly behind the S&P 500 and posted a 12-month gain of 4.23%.
The more aggressive plays found among small-capitalization and growth issues prospered nicely during November, but they still finished the year in a downbeat fashion. The S&P SmallCap 600 Index of smaller companies slipped 0.90% in December, reducing its quarterly returns to a modest 0.39%. For the whole of 2005, the Index gained 7.68%. The hero of the year was the S&P MidCap 400 Index of middle-capitalization stocks. The benchmark completed its sixth consecutive annual besting of the S&P 500 by gaining 0.69% in December, 3.34% in the fourth quarter, and 12.56% for all of 2005.
The competition was closer between growth and value styles. Growth companies with exciting profits and products performed handsomely, but those relying on legacy achievements often languished. On the value side, investors rewarded companies that enjoyed strong earnings gains despite their perennial cheapness, while shunning those whose prospects continued to dim. Across capitalizations, large caps were the only group where value still prevailed for the quarter and year, while mid and small caps saw growth dominate. Major sector themes dwarfed minor shifts in style emphasis. S&P/ Barra Growth slipped 0.72% in December, rallied 1.44% for the fourth quarter, and ended the full year with a 3.46% return. Meanwhile, S&P/ Barra Value added 0.76% in December, 2.70% for the fourth quarter, and 6.33% for all of 2005.
RESULTS BY SECTOR
Among U.S. equity sectors, six out of ten rallied in December, seven out of ten were gainers for the fourth quarter, and eight out of ten managed to appreciate over the course of 2005. The big winner for the final month of 2005 was the health care group, which rallied 3.40%. Recovering some dignity after an awful year, shares of the major drug firms soared when industry giant Pfizer won a court victory on patent protection from generic treatments.
Without surprise, the strongest performing sectors for 2005 were energy and utilities. Although they managed modest gains in December, the energy and utility sectors were fourth-quarter laggards, retreating respectively by 7.36% and 5.48% after hitting multi-year peaks at the end of September. Still, energy surged 31.35% for all of 2005, and utilities tacked on an uncharacteristically exciting 16.84% for the full year. No other S&P sectors achieved anything close to double digits.
The telecommunications group shed 3.64% in December, making it the weakest sector for the month. Indeed, competition among service providers kept the sector on the defensive for the whole of 2005, during which it lost 5.63%. The weakest sector for all of 2005 was consumer discretionary, which tumbled 6.28% on the year, even after a fourth-quarter rebound of 1.16%. Although showing some flashes of brilliance in the leisure and retail areas, the consumer names were weighed down by dauntingly severe conditions in the auto and media industries.
At the stock level, the top contributors to return for 2005 were Exxon Mobil (+11.76%), Altria Group (+27.72%) and Apple Computer (123.26%). The biggest detractors for the year were Dell (-28.93%), IBM (-15.83%) and Verizon Communications (-22.18%).

   Performance Evaluation

Stock Index Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(10/99)
periods ended 12/31/05
Stock Index Fund	4.23%	-0.20%	-0.32%
Standard & Poor’s 500 Stock Index	4.91%	0.55%	0.39%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 12/31/05*		at 12/31/05*
Financials	20.9%	Energy	9.1%
Information technology	14.8%	Utilities	3.3%
Healthcare	12.9%	Telecommunications	2.9%
Industrials	11.1%	Materials	2.9%
Consumer discretionary	10.6%	Cash equivalents	2.1%
Consumer staples	9.4%

Total			100%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 12/31/05*		at 12/31/05*
General Electric Co.	3.2%	Bank of America Corp.	1.6%
ExxonMobil Corp.	3.0%	Johnson & Johnson	1.6%
Citigroup, Inc.	2.1%	American International Group, Inc.	1.5%
Microsoft Corp.	2.1%	Pfizer, Inc.	1.5%
Proctor & Gamble	1.7%	Altria Group, Inc.	1.4%

PERFORMANCE COMPARISON
Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made at the Fund’s inception on October 28, 1999. Past performance is not predictive of future performance. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.
* Holdings information is for the State Street Equity 500 Index Portfolio, the master portfolio in which the Homestead Stock Index Fund invests all of its assets. Please refer to Appendix A for the complete annual report of the State Street Equity 500 Index Portfolio.

Performance Evaluation

PERFORMANCE EVALUATION
Value Fund
Investment commentary for the period ended December 31, 2005, provided by portfolio manager Stuart Teach. Comments prepared January 13, 2006.
MARKET CONDITIONS
The major U.S. stock market indices struggled through 2005, with most posting paltry single-digit returns for the 12 months ending December 31, 2005. The most widely referenced benchmark, the Standard & Poor’s 500 Stock Index, gained 4.91% for the year. This marks the S&P 500’s third straight year of gains. However, since this Index’s return to positive territory in 2003 following a protracted bear market, each year’s advance has been less than the prior year’s.
Generally, investors became more optimistic as the year progressed. The S&P 500 ended the first quarter with a decline, made bumpy progress upwards in quarters two and three and enjoyed a decent fourth-quarter advance to end the year with a modest gain. Concern for rising interest rates and questions about the overall strength and stability of the economy were foremost on investors’ minds.
FUND PERFORMANCE
The Fund gained 10.94% in 2005, and its benchmark index, the S&P 500, increased 4.91%. Our better-than-index results were due primarily to having a greater portion of the portfolio in energy stocks, the year’s performance leader, and substantial success in stock selection across a number of industries relative to the companies that comprise the S&P 500.
Within the S&P 500 Index, the energy sector had the largest percentage increase for the second year in a row increasing 29.1%. The Fund began the year with a weighting in energy stocks well above that for the Index. Oil service and refining companies were among those stocks with the greatest appreciation in 2005, and the Fund benefited with its investments in Baker Hughes, ConocoPhillips and Marathon Oil Corp. Other investments in companies that gained from the improved prospects for the oil markets were Flowserve Corp. and Questar Corp. Flowserve provides pumps and valves to the oil industry. Questar has both a natural gas exploration business and a distribution system.
There was also significant share price appreciation for a number of specific holdings and this helped to push the Fund’s results ahead of the Index. Dean Foods, Hewlett-Packard and UnumProvident Corporation benefited from a recovery in their operations. Genworth Financial and CIT Group saw stock prices climb after posting better than expected financial performance. The share price of Wendy’s International increased after the company announced its decision to pursue the partial sale of its Tim Hortons subsidiary (a large retailer of coffee drinks in Canada). Activist shareholders of Wendy’s had advocated that the total valuation would be higher if the two companies were divided into separate entities.
During the year we eliminated positions in Delphi Corporation and Office Depot. With Delphi Corporation, we felt business conditions had deteriorated and the cost burdens were such that the new management might move to take the company into bankruptcy. In the case of Office Depot, we felt the business had recovered considerably, and with a new CEO and an improved outlook for the business that the stock price adequately reflected its future prospects.
OUTLOOK
Conditions for equities continue to be favorable. While interest rates have certainly increased, they are relatively low compared to the last three decades. The Federal Reserve appears to be nearing the end of this cycle of interest rate increases, which should aid the extension of this economic expansion.
Given that economic backdrop, we would expect overall market returns to remain modest. The mid-single digits would be a reasonable expectation. However, consistent with our value-investing orientation, we remain constantly in quest of undervalued securities— in any market climate and any economic environment— in an effort to post better-than-index returns over time.
Thank you for your investment in the Fund.

   Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/05
Value Fund	10.94%	8.50%	9.96%
Standard & Poor’s 500 Stock Index	4.91%	0.55%	9.07%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	on 12/31/05		on 12/31/05
Financials	23.5%	Utilities	4.7%
Industrials	20.7%	Materials	4.0%
Healthcare	14.9%	Consumer staples	3.8%
Energy	13.1%	Information technology	2.4%
Consumer discretionary	5.2%	Cash equivalents	7.7%

Total			100%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	on 12/31/05		on 12/31/05
Wendy’s International, Inc.	5.3%	Flowserve Corp.	3.3%
Marathon Oil Corp.	3.4%	Bristol-Myers Squibb Co.	3.2%
JPMorgan Chase & Co.	3.4%	Abbott Laboratories	3.2%
Bank of America Corp.	3.4%	Genworth Financial, Inc.	3.1%
Schering-Plough Corp.	3.3%	Parker Hannifin Corp.	3.0%

PERFORMANCE COMPARISON
Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 1995. Past performance is not predictive of future performance. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation

PERFORMANCE EVALUATION
Small-Company Stock Fund
Investment commentary for the period ended December 31, 2005, provided by portfolio manager Stuart Teach. Comments prepared January 17, 2006.
MARKET CONDITIONS
In 2005, small-capitalization stock market indices continued to hold their own against the large-capitalization benchmarks such as the Dow Jones Industrials, the Nasdaq Composite and the Standard & Poor’s 500 Stock Index.
Generally speaking, small-capitalization stocks tend to do better than large-company issues early in an economic cycle. Small caps have now outperformed large caps for the past three years, which is an extended period of better performance but not unprecedented. Their staying power seems to be in part due to small caps having good representation in some of the most strongly advancing market sectors (energy and energy-related businesses), scarce growth opportunities among the universe of large-capitalization companies and the fact that small-capitalization stock valuations remain attractive compared with large-capitalization companies.
FUND PERFORMANCE
Your Fund increased 9.52% in 2005 while its benchmark index the Russell 2000 increased 4.55%. The Fund’s results were above those for the Index for two key reasons. First, the Fund benefited from its investments in energy and energy-related companies. Also, the Fund had good success compared to the broad averages in the industrials and information technology sectors.
The Fund’s positions in the energy area did not advance more than the performance of the sector as a whole but did keep close pace and contributed positively to overall results. The Fund’s best-performing sector was industrials, where Manitowoc Company and Regal Beloit posted strong returns. Energy related names—Flowserve and Questar—also boosted the Fund’s performance. In the information technology arena, Western Digital, a maker of hard disk drives; and Belden CDT, a manufacturer of high capacity cable, did very well in 2005.
In the second half of the year, we took initial positions in Southcoast Financial Corporation and Carolina National Corporation. These companies are each holding companies for community banks in the Charleston and Columbia, South Carolina markets. Both are well positioned to benefit from growth in the Carolina market and take advantage of opportunities that develop as the banking industry consolidates. We also took an initial position in Reddy Ice Holdings Inc., one of the largest U.S. manufacturers and distributors of block and cubed ice.
OUTLOOK
While investors’ overall enthusiasm remains somewhat subdued due to international tensions, relatively high energy prices and an unusually high number of natural disasters in 2005, the reality was that economic and business conditions were rather positive in 2005. Prospects remain so for 2006. Throughout 2005, the Federal Reserve took steps to drive short-term interest rates higher. The consensus view now is that this cycle of rising interest rates is nearing an end and still rates remain very low compared with the last four decades. This backdrop is one that should help to facilitate economic growth.
As value investors, we continue to sift through the universe of investment candidates, seeking the overlooked, underappreciated and undervalued diamonds-in-the-rough. Compelling investments can present themselves regardless of economic conditions or the performance of the broad stock market. News events, industry changes, company announcements and many other factors can temporarily depress stock prices—presenting an opportunity for us to establish an initial position or add to our holdings at attractive valuations. Those same factors can also present selling opportunities. When prices for the stocks we own reach our valuation targets, we consider taking gains and look to redeploy the proceeds in more attractively valued selections.
We appreciate your continued trust and investment.

   Performance Evaluation

Small-Company Stock Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(03/98)
periods ended 12/31/05
Small-Company Stock Fund	9.52%	12.66%	8.18%
Russell 2000 Index	4.55%	8.22%	6.26%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 12/31/05		at 12/31/05
Industrials	24.1%	Utilities	4.6%
Consumer discretionary	18.1%	Consumer staples	3.7%
Financials	17.2%	Materials	2.6%
Information technology	13.5%	Healthcare	2.5%
Energy	8.5%	Cash equivalents	5.2%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 12/31/05		at 12/31/05
Helmerich & Payne, Inc.	4.9%	Vishay Intertechnology, Inc.	3.7%
Flowserve Corp.	4.9%	Cimarex Energy Co.	3.6%
Questar Corp.	4.6%	Belden CDT, Inc.	3.6%
Claire’s Stores, Inc.	4.2%	Hughes Supply, Inc.	3.5%
Western Digital Corp.	4.0%	La-Z-Boy Inc.	3.4%

PERFORMANCE COMPARISON
Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made at the Fund’s inception on March 4, 1998. Past performance is not predictive of future performance. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation

PERFORMANCE EVALUATION
International Stock Index Fund
Investment commentary for the period ended December 31, 2005, provided by RE Advisers, the Fund’s administrator. Comments prepared January 30, 2006.
FUND NEWS
As explained in a letter previously sent to shareholders, the International Stock Index Fund is now invested in a different investment vehicle, the Vanguard Developed Markets Index Fund. This Fund invests in two other Vanguard Funds, which in turn buy and hold individual securities.
This change does not alter the Fund’s investment objective, which remains to track as closely as possible the performance of the Morgan Stanley Capital International (MSCI) Europe Australasia and Far East (EAFE) Index, an unmanaged benchmark representing established markets in Europe and the Pacific region. Nor does it change the Fund’s return potential or risk level. With this new arrangement, shareholders still have exposure to the same international stocks that comprise the MSCI EAFE Index.
FUND AND INDEX RESULTS
Fund results for the 12-months ended December 31, 2005, reflected the performance of the prior investment arrangement until October 18—the date of the asset transfer—and the performance of the new investment arrangement from that date through year end.
Most international markets generated considerably stronger total returns than the major domestic stock market benchmarks. As in the U.S., global investors weighed the negatives of higher energy prices and ongoing geopolitical conflicts against the positives of economic growth and strong company earnings reports.
Your Fund advanced 14.31% for the year, and its benchmark, the MSCI EAFE Index, advanced 13.54%. The goal of an index fund is to achieve results that closely track the benchmark. The difference between the Fund’s return and the Index’s is called tracking error and is an indicator of how well the Fund is able to move in-step with the Index. Some dislocation will always occur as the Fund has to accommodate cash flows—shareholder-driven purchases and sales of Fund shares—and must cover operating expenses. The Index has no expenses.
RESULTS BY REGION
Of the 21 countries included in the Index, 10 posted double-digit dollar-based returns and only four turned in a negative dollar-based return. For each EAFE country, performance was even stronger when measured in local currency. A strengthening dollar crimped returns to U.S.-based investors.
Japan was the top-performing MSCI EAFE country, with stocks advancing on signs that the economy has stabilized and an improved outlook for corporate earnings.
A number of European markets also contributed to the Fund’s positive result. The strongest European returns tended to come from countries that have smaller representation in the Index—notably Denmark and Norway—but countries that have much larger weightings—the U.K., France, Switzerland and Germany—also achieved good results.

   Performance Evaluation

International Stock Index Fund

		Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	(01/01)
periods ended 12/31/05
International Stock Index Fund	14.31%	3.22%
MSCI EAFE Index	13.54%	5.12%

	% of Total		% of Total
	Investment		Investment
COUNTRY DIVERSIFICATION	at 12/31/05*		at 12/31/05*
Japan	25.6%	Finland	1.5%
United Kingdom	24.0%	Belgium	1.1%
France	9.4%	Singapore	0.9%
Switzerland	6.9%	Ireland	0.8%
Germany	6.7%	Denmark	0.8%
Australia	5.2%	Norway	0.7%
Italy	3.8%	Greece	0.6%
Spain	3.7%	Austria	0.4%
Netherlands	3.4%	Portugal	0.3%
Sweden	2.4%	New Zealand	0.2%
Hong Kong	1.6%

Total			100.0%

% of Total
Investment
HOLDINGS	at 12/31/05
Vanguard Developed Markets Index Fund	98.2%
Cash equivalents	1.8%

PERFORMANCE COMPARISON
Comparison of the change in value of a $10,000 investment in the Fund and the MSCI EAFE Index made at the Fund’s inception on January 22, 2001. Past performance is not predictive of future performance. The International Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.
* Reflects the holdings of the Vanguard European Index Fund and the Vanguard Pacific Index Fund, the underlying funds of the Vanguard Developed Markets Index Fund, the Fund in which the Homestead International Stock Index Fund invests substantially all of its assets. More information about the Vanguard Developed Markets Index Fund is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the Filings and Forms (EDGAR) section.

Performance Evaluation

PERFORMANCE EVALUATION
Nasdaq-100 Index Tracking Stocksm Fund
Investment commentary for the period ended December 31, 2005, provided by RE Advisers, the Fund’s adviser. Comments prepared January 30, 2006.
MARKET CONDITIONS
Most broad measures of U.S. stock market performance posted single-digit positive returns for the 12 months ending December 31, 2005. Large-company stocks as a group, represented by the Standard & Poor’s 500 Stock Index, finished just ahead of small-company stocks, represented by the Russell 2000, with one-year returns of 4.91% and 4.55% respectively.
Looking at returns by sector, oil, gas and utility companies pretty much stole the show as sharply higher energy prices resulted in record company profits. Companies tied to the consumer’s ability to spend money generally had a rough year. The worst performers in this grouping tended to be companies in the automobile, entertainment, recreation and travel and tourism industries.
FUND AND INDEX RESULTS
Your Fund advanced 0.07% for the year, and its benchmark, the Nasdaq-100 Index, advanced 1.90%. The goal of an index fund is to achieve results that closely track the benchmark. The difference between the Fund’s return and the Index’s is called tracking error and is an indicator of how well the Fund is able to move in-step with the Index. Some dislocation will always occur as the Fund has to accommodate cash flows—shareholder-driven purchases and sales of Fund shares—and must cover operating expenses. The Index has no expenses.
SECTOR AND COMPANY PERFORMANCE
Your Fund invests in a tracking stock that is designed to replicate the performance of the Nasdaq-100 Index. This Index includes 100 of the largest U.S. and international securities listed on The Nasdaq Stock Market. The Index reflects the performance of companies in major industry groups such as computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It excludes financial companies.
Any one stock’s weighting in the Index is determined by its market capitalization (share price times number of shares outstanding). In other words, those companies that have greater representation in the stock market also have greater representation in the Index.
As shown in the table on the next page, the Nasdaq-100 Index Tracking Stock’s largest sector weighting is technology, which represents over half of the total value. The top-five holdings, which represent just above 25% of total value, are all technology companies. While the Index is diversified to include 100 different companies from a range of industries, technology stocks make up the largest commitment and therefore drive the Index’s performance overall.
Technology companies as a group tended to underperform the broad stock market averages, but company performance was a mixed bag. Among the shining tech stars in the Nasdaq-100 Index, Apple Computer’s share price rose 123% for the year and Google—which was not added to the Index until December 19, 2005—posted a 115% change. Stock prices for Microsoft and Dell closed lower for the year.

   Performance Evaluation

Nasdaq-100 Index Tracking Stocksm Fund

		Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	(01/01)
periods ended 12/31/05
Nasdaq-100 Index Tracking Stocksm Fund	0.07%	-11.58%
Nasdaq-100 Index	1.90%	-8.95%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 12/31/05*		at 12/31/05*
Technology	56.3%	Consumer goods	2.4%
Consumer services	20.0%	Telecommunications	1.4%
Healthcare	14.5%	Oil & gas	0.4%
Industrials	4.7%	Basic materials	0.3%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 12/31/05*		at 12/31/05*
Microsoft Corp.	6.8%	Amgen, Inc.	3.2%
QUALCOMM, Inc.	6.1%	eBay Inc.	3.2%
Apple Computer, Inc.	6.0%	Cisco Systems, Inc.	2.7%
Intel Corp.	3.8%	Starbucks Corp.	2.3%
Google Inc.	3.6%	Yahoo! Inc.	1.9%

PERFORMANCE COMPARISON
Comparison of the change in value of a $10,000 investment in the Fund and the Nasdaq-100 Index made at the Fund’s inception on January 22, 2001. Past performance is not predictive of future performance. The Nasdaq-100 Index Tracking Stocksm Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.
* Holdings information is for the Nasdaq-100 Index Tracking Stocksm, the exchange traded fund in which the Homestead Nasdaq-100 Index Tracking Stocksm Fund invests substantially all of its assets.

Performance Evaluation

Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at July 1, 2005 and held through December 31, 2005.
ACTUAL EXPENSES
The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period. Although the funds charge no sales loads or transaction fees, you will be charged a redemption fee equal to 2.00% of the net amount of the redemption (except for the Daily Income Fund), if you redeem your shares less than 30 calendar days after you purchase them.
Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $13.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of funds held by each account type. These fees are not included in the example below.
HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES
The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the redemption fee charged on sales of shares held less than 30 days. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

   Expense Example

	Beginning Account	Ending Account
	Value	Value	Expenses Paid	Annualized
	7/1/2005	12/31/2005	During the Period[a]	Expense Ratio
DAILY INCOME FUND
Actual Return	$1,000.00	$1,011.12	$3.85	0.76%
Hypothetical (5% return before expenses)	1,000.00	1,021.36	3.87	0.76%
SHORT-TERM GOVERNMENT SECURITIES FUND
Actual Return	$1,000.00	$999.42	$3.78	0.75%
Hypothetical (5% return before expenses)	1,000.00	1,021.41	3.81	0.75%
SHORT-TERM BOND FUND
Actual Return	$1,000.00	$1,006.08	$4.04	0.80%
Hypothetical (5% return before expenses)	1,000.00	1,021.15	4.07	0.80%
STOCK INDEX FUND[b]
Actual Return	$1,000.00	$1,051.86	$3.30	0.64%
Hypothetical (5% return before expenses)	1,000.00	1,021.97	3.26	0.64%
VALUE FUND
Actual Return	$1,000.00	$1,069.29	$3.94	0.76%
Hypothetical (5% return before expenses)	1,000.00	1,021.36	3.87	0.76%
SMALL-COMPANY STOCK FUND
Actual Return	$1,000.00	$1,065.89	$6.73	1.30%
Hypothetical (5% return before expenses)	1,000.00	1,018.59	6.60	1.30%
INTERNATIONAL STOCK INDEX FUND[c]
Actual Return	$1,000.00	$1,157.93	$8.05	1.50%
Hypothetical (5% return before expenses)	1,000.00	1,017.57	7.62	1.50%
NASDAQ-100 INDEX TRACKING STOCK FUND
Actual Return	$1,000.00	$1,089.02	$7.47	1.43%
Hypothetical (5% return before expenses)	1,000.00	1,017.92	7.26	1.43%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in most recent six-month period, then divided by the number of days in the most recent twelve-month period.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a master portfolio. The example reflects the expenses of both the feeder fund and the master portfolio.

c.	The International Stock Index Fund invests substantially all its assets in the Vanguard Developed Markets Index Fund. The example reflects the expenses of both the International Stock Index Fund and the Vanguard Developed Markets Index Fund.

Expense Example

Regulatory and Shareholder Matters
PROXY VOTING POLICIES AND PROCEDURES
The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available without charge online at www.homesteadfunds.com or upon request by calling the Chief Compliance Office at 1-800-258-3030 prompt 3. This information is also on the Securities and Exchange Commission’s website at www.sec.gov.
PROXY VOTING RECORD
For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available without charge online at www.homesteadfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.
QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly portfolio holdings can also be accessed on the Funds’ website at www.homesteadfunds.com. Portfolio holdings for the second and fourth quarter of each fiscal year are filed as part of the Funds’ semi-annual and annual reports.
SHAREHOLDER MEETING RESULTS
A special meeting of the shareholders of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund and Nasdaq-100 Index Tracking Stocksm Fund (collectively, “the Homestead Funds, Inc.”) was held on November 1, 2005. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1.	To elect members to the Board of the Homestead Funds, Inc.

	For	Withheld
Douglas W. Johnson	90,038,202.746	960,101.876
Francis P. Lucier	90,066,989.950	931,314.672
Anthony M. Marinello	89,883,060.638	1,115,243.987
Kenneth R. Meyer	90,118,677.432	879,627.190
Peter R. Morris	90,123,255.473	875,049.149
James F. Perna	90,030,367.954	967,936.668
Sheldon C. Petersen	89,883,384.230	1,114,920.392
Mark Rose	90,075,842.615	922,462.007
Anthony C. Williams	89,860,530.578	1,137,774.044

2.	To amend one of the Short-Term Bond Fund’s fundamental investment restrictions.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted
For	20,820,140.1880	0.542044858	95.4768%
Against	59,517.0650	0.001549505	0.2729%
Abstain	926,837.9450	0.024152892	4.2503%

   Regulatory and Shareholder Matters

BOARD OF DIRECTORS’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENTS
Homestead Funds Inc. (“Homestead”) and RE Advisers (“REA”) have entered into investment advisory agreements (the “Advisory Agreements”), pursuant to which REA is responsible for the day-to-day investment management of the assets of various series of Homestead, including the Daily Income Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund, the Small-Company Stock Fund, the Value Fund and the Nasdaq-100 Index Tracking Stock Fund (each, a “Fund” and, collectively, the “Funds”).
The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, each Fund’s Advisory Agreement must be specifically approved: (i) by the vote of the Board of Directors or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Directors who are not parties to the Advisory Agreements or “interested persons” of any party (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Fund’s Directors must request and evaluate, and REA is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreements. In addition, the Securities and Exchange Commission (“SEC”) takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Advisory Agreement.
Consistent with these responsibilities, the Fund’s Board of Directors holds a meeting each year at which it considers whether to renew the Advisory Agreements between each Fund and REA. In preparation for this consideration, the Fund’s outside counsel, on behalf of the Board, requests that REA provide a wide variety of materials including information about REA’s affiliates, personnel and operations. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Directors also receive a memorandum from Fund counsel regarding the responsibilities of Directors in connection with their consideration of whether to renew each Fund’s Advisory Agreement.
Specifically, the Board requested and received written materials from REA regarding: (a) the investment management and other services REA provides; (b) REA’s investment management personnel; (c) REA’s financial condition; (d) REA’s brokerage practices (including any soft dollar arrangements); (e) the level of the advisory fees that REA charges a Fund compared with the fees charged to comparable mutual funds; (f) a Fund’s overall fees and operating expenses compared with similar mutual funds; (g) REA’s profitability; (h) REA’s compliance program; (i) each Fund’s performance compared with similar mutual funds and (j) REA’s Business Continuity Plan.
At the September 15, 2005 meeting of the Board of Directors, the Directors, including a majority of the Independent Directors, unanimously approved the renewal of the Advisory Agreement between REA and each Fund. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings, including:

•	the nature, extent and quality of the services provided to the Funds under the Advisory Agreements, including the resources REA dedicates to the Funds;
•	each Fund’s investment performance and how it compared to that of other comparable mutual funds;
•	each Fund’s expenses under its Advisory Agreement and how those expenses compared to those of other comparable mutual funds;
•	the profitability of REA and its affiliates with respect to each Fund, including both direct and indirect benefits accruing to REA and its affiliates; and
•	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Advisory Agreements reflect those economies of scale for the benefit of Fund investors.
As noted above, the Board of Directors considered the nature, extent and quality of the services provided by REA to the Funds and the resources REA dedicates to the Funds. In this regard, the Directors evaluated, among other things, REA’s personnel, experience, track record and compliance program. Following evaluation,

Regulatory and Shareholder Matters

the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by REA to the Funds and the resources REA dedicates to the Funds supported renewal of the Advisory Agreements.
The Board of Directors also considered Fund performance in determining whether to renew the Advisory Agreements. Specifically, the Directors considered each Fund’s performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Directors considered the composition of the peer group and selection criteria. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Advisory Agreements.
With respect to the Funds’ expenses under the Advisory Agreements, the Directors considered the rate of compensation called for by the Advisory Agreements and each Fund’s net operating expense ratio in comparison to those of other comparable mutual funds. The Directors also considered information about average expense ratios of comparable mutual funds in each Fund’s respective peer group. Finally, the Directors considered the effects of REA’s contractual expense reimbursement agreements to prevent total Fund expenses from exceeding a specified cap and that REA, through these reimbursement agreements, has maintained the Funds’ net operating expenses at competitive levels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Advisory Agreements.
With regard to profitability, the Directors considered all compensation flowing to REA, directly or indirectly. The Directors considered whether the varied levels of compensation and profitability under the Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by REA and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of REA is reasonable and supported renewal of the Advisory Agreements.
Additionally, the Directors considered the existence of any economies of scale and whether those were passed along to a Fund shareholders through graduated advisory fee schedules. Based on this evaluation, the Board concluded that economies of scale existed for the Value Fund and the Small-Company Stock Fund and that these two Funds obtain reasonable benefit from economies of scale as a result of the breakpoints which are part of their advisory fee schedules.
Based on the Directors’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of each Advisory Agreement and concluded that the compensation under the Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.

   Regulatory and Shareholder Matters

PORTFOLIO OF INVESTMENTS: Daily Income Fund
December 31, 2005

CORPORATE NOTES	Interest Rate	Maturity Date	Face Amount	Value
(2.5% of portfolio)
CIT Group Inc.	4.13%	02/21/06	$200,000	$199,829
CIT Group Inc.	6.50	02/07/06	2,400,000	2,403,957

Total Corporate Notes (Cost $2,603,786)				2,603,786

COMMERCIAL PAPER
(78.3% of portfolio)
American Express Credit Corp.	4.13	01/03/06	2,478,000	2,477,431
American General Finance Corp.	4.30	01/09/06	1,950,000	1,948,137
American General Finance Corp.	4.27	01/23/06	1,470,000	1,466,164
American General Finance Corp.	4.29	01/26/06	1,730,000	1,724,846
BellSouth Corp.	4.28	01/05/06	2,675,000	2,673,728
BellSouth Corp.	4.24	01/18/06	2,521,000	2,515,952
CIT Group Inc.	4.17	01/06/06	600,000	599,653
CIT Group Inc.	4.28	01/17/06	2,000,000	1,996,196
Chevron Texaco Funding Corp.	4.15	01/04/06	1,430,000	1,429,505
Citigroup	4.23	01/09/06	2,470,000	2,467,678
Citigroup	4.20	01/17/06	2,600,000	2,595,147
Coca-Cola Co.	4.23	02/14/06	4,300,000	4,277,769
Coca-Cola Co.	4.25	02/27/06	900,000	893,944
General Electric Capital Corp.	4.30	01/05/06	2,100,000	2,098,997
General Electric Capital Corp.	4.30	02/15/06	3,050,000	3,033,606
IBM Corp.	4.25	01/25/06	3,900,000	3,888,950
Morgan Stanley	4.42	01/06/06	3,737,000	3,734,706
Morgan Stanley	4.25	01/13/06	1,400,000	1,398,017
Pfizer Inc.	4.22	01/18/06	2,530,000	2,524,958
Pfizer Inc.	4.30	01/19/06	325,000	324,301
Pfizer Inc.	4.22	01/24/06	2,400,000	2,393,529
Proctor & Gamble Co.	4.20	01/04/06	1,237,000	1,236,567
Proctor & Gamble Co.	4.02	01/05/06	1,570,000	1,569,267
Proctor & Gamble Co.	4.24	01/18/06	1,670,000	1,666,656
Proctor & Gamble Co.	4.22	01/23/06	600,000	598,453
Prudential Funding Corp.	4.22	01/19/06	1,542,000	1,538,746
Prudential Funding Corp.	4.22	01/23/06	1,300,000	1,296,647
Prudential Funding Corp.	4.25	02/17/06	2,425,000	2,411,545
Southern Company	4.28	01/10/06	3,150,000	3,146,630
Southern Company	4.25	01/11/06	2,000,000	1,997,639
Toyota Motor Credit Corp.	4.24	01/11/06	3,000,000	2,996,467
Toyota Motor Credit Corp.	4.24	01/19/06	2,000,000	1,995,760
United Health Group Inc.	4.26	01/20/06	2,500,000	2,494,379
United Health Group Inc.	4.30	02/06/06	2,580,000	2,568,906
United Parcel Service Inc.	4.03	01/17/06	1,680,000	1,676,991
United Parcel Service Inc.	4.04	02/01/06	3,500,000	3,487,824
XTRA Corp.	4.27	01/10/06	3,290,000	3,286,488
XTRA Corp.	4.30	01/12/06	1,890,000	1,887,517

Total Commercial Paper (Cost $82,319,696)				82,319,696

U.S. GOVERNMENT AGENCY OBLIGATIONS
(19.2% of portfolio)
Federal Farm Credit Bank	4.10	01/03/06	170,000	169,961
Federal Farm Credit Bank	5.75	01/03/06	15,000	15,001
Federal Farm Credit Bank	4.02	01/12/06	2,283,000	2,280,196
Federal Farm Credit Bank	4.05	01/13/06	2,100,000	2,097,165
Federal Farm Credit Bank	4.10	01/19/06	150,000	149,693
Federal Farm Credit Bank	5.63	01/23/06	5,000	5,004
Federal Home Loan Bank	4.17	01/04/06	1,050,000	1,049,635
Federal Home Loan Bank	4.05	01/06/06	1,465,000	1,464,176

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)
December 31, 2005

	Interest Rate	Maturity Date	Face Amount	Value
(U.S. Government Agency Obligations – continued)
Federal Home Loan Bank	4.06%	01/13/06	$1,010,000	$1,008,633
Federal Home Loan Bank	4.18	01/13/06	1,420,000	1,418,021
Federal Home Loan Mortgage Corp. (a)	4.01	01/03/06	1,780,000	1,779,603
Federal Home Loan Mortgage Corp. (a)	4.05	01/10/06	1,280,000	1,278,704
Federal Home Loan Mortgage Corp. (a)	4.20	01/30/06	2,210,000	2,202,523
Federal National Mortgage Assn. (a)	4.04	01/04/06	600,000	599,798
Federal National Mortgage Assn. (a)	4.03	01/04/06	500,000	499,832
Federal National Mortgage Assn. (a)	4.11	01/23/06	2,575,000	2,568,534
Federal National Mortgage Assn. (a)	4.23	02/13/06	1,625,000	1,616,790

Total U.S. Government Agency Obligations (Cost $20,203,269)				20,203,269

MONEY MARKET ACCOUNTS
(less than 0.1% of portfolio)
SSgA Money Market Fund	3.94	(b)	2,210	2,210
SSgA Prime Money Market Fund	4.14	(b)	1	1

Total Money Market Accounts (Cost $2,211)				2,211

TOTAL INVESTMENTS IN SECURITIES (Cost $105,128,962)—100%				$105,128,962

(a)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

(b)	7-day yield at December 31, 2005.

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund
December 31, 2005

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value
(5.8% of portfolio)
Small Business Administration 93-J	5.90%		10/01/13	$90,246	$91,916
Small Business Administration 98-E	6.30		05/01/18	85,529	88,455
Small Business Administration 98-H	6.15		08/01/18	44,932	46,359
Small Business Administration 99-D	6.15		04/01/19	119,281	123,448
Small Business Administration Pool #100075	3.50		05/25/19	70,000	64,192
Small Business Administration Pool #500724	6.00	(a)	12/25/13	16,856	16,817
Small Business Administration Pool #502261	5.13	(a)	10/25/17	25,008	24,814
Small Business Administration Pool #502477	4.75	(a)	09/25/18	66,709	65,941
Small Business Administration Pool #502543	4.70	(a)	01/25/19	118,613	118,678
Small Business Administration Pool #502684	4.75	(a)	07/25/19	28,173	28,363
Small Business Administration Pool #503278	4.38	(a)	02/25/21	129,855	129,940
Small Business Administration Pool #503463	4.63	(a)	09/25/21	86,382	85,276
Small Business Administration Pool #503918	4.75	(a)	09/25/22	56,407	55,861
Small Business Administration Pool #504067	4.75	(a)	01/25/08	90,373	89,922
Small Business Administration Pool #504305	4.38	(a)	10/25/23	40,135	39,492
Small Business Investment Companies 99-10A	6.24		03/10/09	320,563	326,109
Small Business Investment Companies 02-20K	5.08		11/01/22	82,503	82,797
Small Business Investment Companies 02-P10B	5.20		08/01/12	182,952	184,311
Small Business Investment Companies 03-10A	4.63		03/10/13	400,648	392,375
Small Business Investment Companies 03-P10A	4.52		02/10/13	75,834	73,934
Small Business Investment Companies 04-10A	4.12		03/01/14	196,174	185,060

Total Asset Backed Securities (Cost $2,306,954)					2,314,060

MORTGAGE BACKED SECURITIES
(9.4% of portfolio)
GNMA #1928	7.00		11/20/09	10,804	11,100
GNMA #8006	4.75	(a)	07/20/22	61,956	62,347
GNMA #8040	4.75	(a)	08/20/22	92,443	92,999
GNMA #8054	4.13	(a)	10/20/22	14,498	14,592
GNMA #8102	4.13	(a)	02/20/16	24,003	23,738
GNMA #8157	4.38	(a)	03/20/23	81,452	81,962
GNMA #8191	4.38	(a)	05/20/23	41,989	42,114
GNMA #8215	4.38	(a)	04/20/17	16,616	16,623
GNMA #8259	4.75	(a)	08/20/23	32,359	32,553
GNMA #8297	4.13	(a)	12/20/17	40,196	40,521
GNMA #8332	4.50	(a)	03/20/18	23,217	23,316
GNMA #8384	4.38	(a)	03/20/24	17,391	17,487
GNMA #8393	5.00	(a)	08/20/18	17,614	17,659
GNMA #8400	4.75	(a)	08/20/18	30,982	31,113
GNMA #8405	5.00	(a)	09/20/18	31,911	32,186
GNMA #8423	4.38	(a)	05/20/24	21,070	21,154
GNMA #8429	4.13	(a)	11/20/18	34,951	35,247
GNMA #8459	4.75	(a)	07/20/24	32,454	32,623
GNMA #8499	4.88	(a)	05/20/19	12,774	12,913
GNMA #8518	4.13	(a)	10/20/24	27,437	27,652
GNMA #8532	4.13	(a)	10/20/24	41,076	41,458
GNMA #8591	4.38	(a)	02/20/25	88,441	89,181
GNMA #8638	4.38	(a)	06/20/25	42,771	42,956
GNMA #8648	4.75	(a)	07/20/25	120,935	121,742
GNMA #8663	4.75	(a)	07/20/25	38,617	38,888
GNMA #8687	4.75	(a)	08/20/25	10,474	10,552
GNMA #8702	4.13	(a)	10/20/20	25,502	25,734
GNMA #8747	4.13	(a)	11/20/25	31,752	32,001
GNMA #8807	4.75	(a)	07/20/21	43,927	44,114
GNMA #8836	4.75	(a)	09/20/21	37,867	38,094
GNMA #8847	4.38	(a)	04/20/26	45,907	46,086
GNMA #8869	4.13	(a)	11/20/21	44,420	44,709
GNMA #8873	4.13	(a)	11/20/21	52,222	52,650
GNMA #8877	4.38	(a)	05/20/26	12,169	12,203
GNMA #8915	4.38	(a)	02/20/22	42,108	42,356

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
December 31, 2005

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities – continued)
GNMA #8973	4.88	(a)%	05/20/22	$35,117	$35,491
GNMA #8978	4.38(a)		05/20/22	41,868	41,936
GNMA #80053	4.38	(a)	03/20/27	10,853	10,951
GNMA #80058	4.38	(a)	04/20/27	10,888	10,932
GNMA #80300	4.50	(a)	07/20/29	81,497	81,582
GNMA #80309	4.50	(a)	08/20/29	32,805	32,768
GNMA #80426	4.50	(a)	07/20/30	13,371	13,367
GNMA #80452	4.50	(a)	09/20/30	73,370	73,494
GNMA #80475	3.88	(a)	12/20/30	102,397	102,654
GNMA #80577	3.75	(a)	02/20/32	35,882	35,634
GNMA #510280	6.00		08/15/14	39,121	40,183
GNMA #583189	4.50		02/20/17	144,616	141,487
GNMA #780336	6.50		02/15/11	17,716	18,193
GNMA #880754	4.38	(a)	06/20/30	39,779	39,992
GNMA 1996-4	7.00		04/16/26	16,292	16,942
GNMA 2001-53	4.72	(a)	10/20/31	30,814	30,970
GNMA 2002-20	4.50		03/20/32	77,474	76,008
GNMA 2002-69	4.72	(a)	06/20/28	219,664	219,657
GNMA 2002-88	5.00		05/16/31	302,275	302,862
GNMA 2003-11	4.00		10/17/29	134,956	129,502
GNMA 2003-12	4.50		02/20/32	110,427	107,422
GNMA 2003-19	4.00		12/16/25	45,556	45,419
GNMA 2003-26	4.82	(a)	04/16/33	38,436	38,739
GNMA 2003-86	4.00		03/20/23	118,179	116,515
GNMA 2003-97	4.50		03/20/33	216,485	210,045
GNMA 2004-17	4.50		12/20/33	446,764	432,433

Total Mortgage Backed Securities (Cost $3,762,877)					3,757,801

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(84.0% of portfolio)
Government Trust Certificate (Israel Trust)	0.00	(b)	11/15/07	500,000	459,258
Government Trust Certificate (Sri Lanka Trust)	4.87	(a)	06/15/12	162,500	162,497
National Archives Facility Trust	8.50		09/01/19	58,311	71,872
Overseas Private Investment Corp.	0.00	(c)	12/16/06	446,568	457,107
Overseas Private Investment Corp.	0.00	(c)	05/27/08	250,000	262,930
Overseas Private Investment Corp.	4.10		11/15/14	150,080	144,974
Overseas Private Investment Corp.	3.74		04/15/15	80,801	77,158
Private Export Funding Corp.	5.34		03/15/06	640,000	640,845
Private Export Funding Corp.	5.53		04/30/06	250,000	250,709
Private Export Funding Corp.	7.11		04/15/07	100,000	102,949
Private Export Funding Corp.	5.75		01/15/08	500,000	509,936
Rowan Companies Inc.	2.80		10/20/13	152,380	141,273
U.S. Department of Housing and Urban Development	5.78		08/01/07	250,000	253,841
U.S. Department of Housing and Urban Development	7.50		08/01/11	250,000	271,700
U.S. Treasury Note	1.50		03/31/06	1,000,000	993,711
U.S. Treasury Note	4.63		05/15/06	2,500,000	2,502,540
U.S. Treasury Note	6.50		10/15/06	250,000	253,799
U.S. Treasury Note	2.50		10/31/06	8,250,000	8,122,703
U.S. Treasury Note	2.63		11/15/06	2,250,000	2,215,458
U.S. Treasury Note	3.63		04/30/07	3,750,000	3,710,741
U.S. Treasury Note	4.25		10/31/07	250,000	249,267
U.S. Treasury Note	3.00		11/15/07	1,250,000	1,218,847
U.S. Treasury Note	3.38		02/15/08	1,750,000	1,713,975
U.S. Treasury Note	2.63		05/15/08	500,000	480,312
U.S. Treasury Note	4.13		08/15/08	1,000,000	994,492
U.S. Treasury Note	0.00	(b)	05/15/11	2,000,000	1,967,080
U.S. Treasury Note	0.00	(b)	11/15/11	3,125,000	3,002,569
U.S. Treasury Note Receipt	0.00	(b)	11/15/12	3,760,425	2,273,128

Total U.S. Government and Agency Obligations (Cost $33,920,481)					33,505,671

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
December 31, 2005

MONEY MARKET ACCOUNT	Interest Rate		Shares	Value
(0.8% of portfolio)
Vanguard Treasury Money Market Fund	3.69	(d)%	320,528	$320,528

Total Money Market Account (Cost $320,528)				320,528

TOTAL INVESTMENTS IN SECURITIES (Cost $40,310,840)—100%				$39,898,060

(a)	Variable coupon rate as of December 31, 2005.

(b)	Zero coupon security, purchased at a discount.

(c)	Zero coupon security which accretes to a premium price at maturity.

(d)	7-day yield at December 31, 2005.

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund
December 31, 2005

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value
(31.1% of portfolio)
BASIC INDUSTRIES—4.1%
Avery Dennison Corp.	4.54	%(a)	08/10/07	$400,000	$400,286
Boeing Co.	8.10		11/15/06	200,000	205,304
Dow Chemical Co.	8.63		04/01/06	150,000	151,229
General Dynamics Corp.	2.13		05/15/06	4,131,000	4,094,218
Gerber Products Co.	9.00		10/15/06	145,000	148,468
Ingersoll-Rand Co.	6.25		05/15/06	1,125,000	1,131,077
International Business Machines Corp.	3.80		02/01/08	1,175,000	1,150,798
Pepsico Capital Resources Inc.	0.00	(c)	04/01/06	174,000	171,987
Pepsico Capital Resources Inc.	0.00	(c)	04/01/08	264,000	236,123
Windsor Petroleum Transport Corp. (b)	6.48		07/15/06	450,000	453,663

Total Basic Industries					8,143,153

CONSUMER STAPLES—0.4%
Beverages
Anheuser-Busch Companies, Inc.	7.13		07/01/17	130,000	136,302
Brown Forman Corp.	2.13		03/15/06	125,000	124,383
Brown Forman Corp.	3.00		03/15/08	570,000	547,175

Total Consumer Staples					807,860

CONSUMER DISCRETIONARY—0.2%
Restaurant
McDonald’s Corp.	4.24		12/13/06	115,000	114,219
Retail
Wal-Mart Stores, Inc.	8.75		12/29/06	243,000	243,651

Total Consumer Discretionary					357,870

FINANCE—16.1%
Banks
Bank of America Corp.	3.95	(d)	10/15/09	250,000	241,400
Bank of America Corp.	4.00	(d)	12/15/09	200,000	192,920
Bank of America Corp.	7.23		08/15/12	200,000	220,501
Bayerische Landesbank New York	2.60		10/16/06	3,000,000	2,945,745
Bayerische Landesbank New York	3.20		04/15/09	1,150,000	1,091,774
Bayerische Landesbank New York	3.50	(d)	02/28/10	250,000	246,524
Canadian Imperial Bank of Commerce New York	4.38		07/28/08	1,100,000	1,088,505
Deusche Bank AG New York	4.02		07/13/07	1,125,000	1,120,995
Deusche Bank AG New York	5.00	(d)	11/17/09	2,175,000	2,168,127
First Tennessee Bank	4.55		07/03/08	650,000	642,458
Suntrust Bank	4.55		05/25/09	450,000	444,288
US Bank N.A.	2.87		02/01/07	2,125,000	2,079,247
US Bank N.A.	3.70		08/01/07	700,000	689,440
US Bank N.A.	3.75		02/06/09	100,000	96,824
Commercial Lending & Leasing
Caterpillar Financial Services Corp.	3.67		10/04/07	100,000	97,735
Caterpillar Financial Services Corp.	4.66	(a)	08/07/08	100,000	100,050
CIT Group, Inc.	3.85		01/15/06	225,000	224,915
CIT Group, Inc.	6.50		02/07/06	1,775,000	1,777,973
CIT Group, Inc.	4.13		02/21/06	100,000	99,958
Textron Financial Corp.	2.75		06/01/06	500,000	496,192
Consumer Loans
American General Finance Corp.	5.91		06/12/06	500,000	502,226
American General Finance Corp.	3.00		11/15/06	1,125,000	1,107,561
American General Finance Corp.	3.88		10/01/09	640,000	612,977
Beneficial Corp.	7.00		02/12/07	125,000	126,682

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2005

	Interest Rate		Maturity Date	Face Amount	Value
(Corporate Bonds – continued)
Beneficial Corp.	7.06%		09/17/07	$100,000	$102,722
General Electric Capital Corp.	2.80		01/15/07	700,000	685,708
General Electric Capital Corp.	3.50		12/05/07	290,000	283,070
General Electric Capital Corp.	4.59	(a)	05/30/08	410,000	409,280
General Electric Capital Corp.	4.51	(a)	06/11/08	310,000	309,211
General Electric Capital Corp.	3.00	(d)	12/20/08	125,000	121,863
General Electric Capital Corp.	4.73	(a)	02/20/09	1,200,000	1,200,403
General Electric Capital Corp. (b)	2.63	(d)	04/14/09	555,000	545,650
General Electric Capital Corp.	3.50	(d)	09/12/11	230,000	221,677
General Electric Capital Corp.	3.88	(a)	02/01/50	200,000	199,650
General Motors Acceptance Corp.	6.48		05/01/06	1,000,000	982,061
General Motors Acceptance Corp.	4.50		07/15/06	200,000	193,913
Household Finance Corp.	6.08		03/08/06	32,500	32,533
Household Finance Corp.	5.35		12/15/07	100,000	99,657
Household Finance Corp.	4.50	(a)	08/15/08	100,000	100,043
Torchmark Inc.	6.25		12/15/06	525,000	528,986
Transamerica Finance Corp.	0.00	(c)	09/01/07	225,000	204,291
Financial Services
Associates Corp. of N.A.	7.40		05/15/06	200,000	201,892
Insurance
Allstate Financial Global Funding (b)	2.50		06/20/08	225,000	212,519
American International Group (b)	2.88		05/15/08	450,000	429,590
Chubb Corp.	4.93		11/16/07	100,000	99,934
MassMutual Global Funding II (b)	5.08		03/05/07	1,100,000	1,100,758
MassMutual Global Funding II (b)	2.55		07/15/08	100,000	94,417
MBIA Global Funding LLC (b)	2.88		11/30/06	1,250,000	1,225,940
Monumental Global Funding II (b)	2.80		07/15/08	220,000	209,214
Nationwide Life Global Funding (b)	2.75		05/15/07	750,000	725,547
Principal Life Income Funding	3.20		04/01/09	400,000	381,381
Principal Life Income Funding	4.00		12/15/09	350,000	336,986
Protective Life Secured Trust	4.00		04/01/11	225,000	215,802
Providian Corp.	6.67		03/07/06	115,000	115,341
Investment Banker/Broker
Donaldson, Lufkin & Jenrette Securities Corp.	5.22	(a)	03/28/07	1,100,000	1,108,048
Merrill Lynch & Co., Inc.	4.80	(a)	05/21/08	110,000	109,520
Merrill Lynch & Co., Inc.	4.83		10/27/08	250,000	249,493
Mortgage
Residential Capital Corp.	5.90	(a)	06/29/07	450,000	451,113

Total Finance					31,903,230

HEALTHCARE—3.2%
Healthcare Providers & Services
UnitedHealth Group Inc.	3.38		08/15/07	475,000	464,231
Pharmaceuticals
Bristol Myers Squibb Co. (b)	4.00		08/15/08	225,000	220,421
Eli Lilly & Co.	2.90		03/15/08	1,000,000	959,742
Merck & Co., Inc.	5.25		07/01/06	110,000	110,145
Merck & Co., Inc.	2.50		03/30/07	1,825,000	1,769,024
Merck & Co., Inc. (b)	4.73	(a)	02/22/11	1,825,000	1,824,664
Pfizer Inc.	2.50		03/15/07	1,000,000	972,667

Total Healthcare					6,320,894

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2005

	Interest Rate		Maturity Date	Face Amount	Value
(Corporate Bonds – continued)
TRANSPORTATION—2.3%
Airlines
Southwest Airlines Co.	5.50%		11/01/06	$1,900,000	$1,907,857
Southwest Airlines Co.	6.13		11/01/06	595,000	598,115
Railroad
Burlington Northern Santa Fe Railway Co.	4.58		01/15/21	109,566	106,103
CSX Corp.	6.72		06/01/06	200,000	201,542
CSX Corp.	7.03		08/15/07	375,000	386,969
Union Tank Car Co.	6.76		01/02/06	99,975	99,987
Union Tank Car Co.	7.21		07/02/06	300,000	305,037
Union Tank Car Co.	6.35		03/17/08	110,000	112,908
Union Tank Car Co.	7.45		06/01/09	180,000	194,553
Union Tank Car Co.	6.79		05/01/10	350,000	375,032
Union Tank Car Co.	6.57		01/02/14	340,160	352,399

Total Transportation					4,640,502

UTILITIES—4.8%
Electric & Gas
Cleco Corp.	7.00		05/01/08	375,000	385,747
Colonial Pipeline Co. (b)	7.45		08/15/07	500,000	519,013
Commonwealth Edison Co.	7.63		01/15/07	750,000	768,258
Consumers Energy Co.	6.38		02/01/08	1,250,000	1,281,721
Indiana Michigan Power Co.	6.13		12/15/06	100,000	100,967
Ohio Valley Electric Corp. (b)	5.94		02/12/06	1,360,000	1,362,026
Pennsylvania Power & Light Co.	6.55		03/01/06	238,000	238,750
Potomac Electric Power Co.	6.25		10/15/07	250,000	255,187
Washington Gas Light Co.	6.51		08/18/08	350,000	363,162
Telephone
GTE California Inc.	7.00		05/01/08	750,000	771,386
GTE Hawaiian Telephone Inc.	7.38		09/01/06	260,000	263,220
GTE Northwest Inc.	5.55		10/15/08	250,000	248,664
New England Telephone & Telegraph Co.	7.65		06/15/07	400,000	412,831
NYNEX Corp.	9.55		05/01/10	64,290	70,235
Pacific Bell	5.88		02/15/06	275,000	275,259
Pacific Bell	6.13		02/15/08	650,000	660,962
SBC Communications Capital Corp.	6.60		11/27/06	1,250,000	1,265,959
Southwestern Bell Telephone Co.	6.63		07/15/07	250,000	255,789

Total Utilities					9,499,136

Total Corporate Bonds (Cost $62,125,719)					61,672,645

YANKEE BONDS
(7.8% of portfolio)
Bayerische Landesbank	3.50	(d)	07/22/11	950,000	905,511
BP Canada Finance Co.	3.38		10/31/07	875,000	853,986
BP Capital Markets PLC	2.35		06/15/06	500,000	495,045
BP Capital Markets PLC	2.75		12/29/06	1,400,000	1,373,679
Diageo Finance BV	3.00		12/15/06	145,000	142,478
European Investment Bank	2.70		04/20/07	700,000	683,692
European Investment Bank	4.13	(d)	05/18/11	455,000	444,585
Glaxosmithkline Capital PLC	2.38		04/16/07	600,000	582,029
HBOS Treasury Services PLC (b)	2.25		05/01/06	225,000	223,130
HBOS Treasury Services PLC (b)	4.00		09/15/09	675,000	657,168
Hydro-Quebec	6.27		01/03/26	80,000	90,822
Inter American Development Bank	0.00	(c)	12/16/06	925,000	888,222
International Bank for Reconstruction and Development	0.00	(c)	02/15/08	100,000	90,249

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2005

	Interest Rate		Maturity Date	Face Amount	Value
(Yankee Bonds – continued)
International Bank for Reconstruction and Development	0.00	(c)%	01/23/09	$1,060,800	$915,492
International Bank for Reconstruction and Development	2.75	(d)	04/29/09	375,000	360,916
International Bank for Reconstruction and Development	3.50	(d)	11/08/09	100,000	96,181
International Bank for Reconstruction and Development	3.50	(d)	05/28/10	815,000	784,088
International Bank for Reconstruction and Development	3.25	(d)	03/03/11	250,000	245,471
International Bank for Reconstruction and Development	0.00	(c)	04/15/11	250,000	194,582
International Bank for Reconstruction and Development	0.00	(c)	10/15/11	250,000	190,057
International Bank for Reconstruction and Development	3.25	(d)	07/03/13	480,000	450,667
IXIS Corp. & Investment Bank	3.85	(d)	03/04/10	250,000	247,717
KFW	3.25		09/21/07	1,220,000	1,193,991
KFW	4.25	(d)	01/13/11	1,160,000	1,138,448
LLOYDS Bank PLC	3.75	(d)	11/28/08	400,000	392,040
Nestle Holding Inc.	3.25	(d)	03/31/09	835,000	800,919
Ontario Province of Canada	3.28		03/28/08	940,000	909,281
Rabobank Nederland	4.00	(d)	05/06/11	100,000	99,094
UBS AG Jersey	3.60	(d)	07/13/07	125,000	122,388

Total Yankee Bonds (Cost $15,778,564)					15,571,928

ASSET BACKED SECURITIES
(13.3% of portfolio)
ACLC Franchise Loan Receivables Trust 97-A (b)	4.74	(d)	09/17/12	56,981	57,321
ACLC Franchise Loan Receivables Trust 97-B (b)	6.73		04/15/14	1,332,928	1,318,080
Americredit Automobile Receivables Trust 02-A	4.61		01/12/09	194,994	194,818
Americredit Automobile Receivables Trust 02-C	3.55		02/12/09	664,861	659,337
Americredit Automobile Receivables Trust 03-AM	3.10		11/06/09	82,267	81,305
Americredit Automobile Receivables Trust 04-CA	2.39		11/06/07	116,755	116,629
Americredit Automobile Receivables Trust 05-A	3.93		10/06/11	2,100,000	2,060,552
Atlantic City Electric Transition Funding LLC 03-1	2.89		07/20/11	782,000	756,504
Bay View Auto Trust 05-LJ2	4.41		07/25/10	1,500,000	1,492,205
Capital One Master Trust 01-8	4.60		08/17/09	155,000	154,662
Chemical Master Credit Card Trust I 96-3	7.09		02/15/09	2,100,000	2,121,460
Chemical Master Credit Card Trust I 96-2	5.98		09/15/08	500,000	500,268
CIT RV Trust 99-A	6.24		08/15/15	200,000	201,983
CNH Equipment Trust 04-A	2.94		10/15/08	1,175,000	1,155,759
Drive Auto Receivables Trust 03-2 (b)	2.04		10/15/07	167,302	166,816
Drive Auto Receivables Trust 05-2 (b)	4.12		01/15/10	1,100,000	1,086,999
Drive Auto Receivables Trust 05-3 (b)	4.99		10/15/10	1,125,000	1,129,219
DVI Receivables Corp. 99-1	6.59		05/13/07	48,727	41,905
DVI Receivables Corp. 00-2	7.12		11/12/08	425,095	408,091
DVI Receivables Corp. 01-2	3.52		07/11/08	779,552	662,619
DVI Receivables Corp. 02-1	4.57		06/11/10	385,311	271,644
DVI Receivables Corp. 03-1	4.86	(a)	03/14/11	1,550,360	1,302,302
First North American National Bank 03-A	4.85	(a)	05/16/11	1,350,000	1,352,384
Fleet Credit Card Master Trust 01-B	5.60		12/15/08	475,000	476,695
Great America Leasing Receivable 05-1 (b)	4.82		03/20/09	250,000	247,813
Harley-Davidson Motorcycle Trust 04-1	1.40		10/15/08	362,595	359,590
HPSC Equipment Receivable 03-1A (b)	5.12	(a)	03/20/10	964,622	969,445
Ikon Receivables LLC 03-1	2.33		12/15/07	139,216	138,746
LAI Vehicle Lease Securization Trust 04-A (b)	3.41		12/15/10	725,204	712,512
Metris Master Trust 99-2	4.89	(a)	01/20/10	3,065,000	3,069,286
MMCA Automobile Trust 01-3	4.67	(a)	04/16/07	384,000	383,918
MMCA Automobile Trust 02-4	3.05		11/16/09	160,983	159,515
Peachtree Franchise Loan, LLC 99-A (b)	6.68		01/15/21	202,790	205,458
Prestige Auto Receivables 04-1A (b)	3.69		06/15/11	1,373,227	1,360,360
Prestige Auto Receivables 05-1A (b)	4.37		06/16/12	425,000	420,038
Small Business Administration 99-10B	6.00		03/01/09	26,075	26,434

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2005

	Interest Rate		Maturity Date	Face Amount	Value
(Asset Backed Securities – continued)
Small Business Administration 02-20K	5.08%		11/01/22	$288,762	$289,789
Union Acceptance Corp. 02-A	4.59	(d)	07/08/08	33,573	33,570

Total Asset Backed Securities (Cost $26,777,073)					26,146,031

MORTGAGE BACKED SECURITIES
(18.1% of portfolio)
American Business Financial Services 99-1	6.58		05/25/30	258,053	258,895
Ameriquest Mortgage Securities Inc. 04-IA1	5.03	(a)	09/25/34	1,175,000	1,178,982
Amresco Residential Securities 98-1	7.57		10/25/27	193,716	193,049
Banc America Mortgage Securities Inc. 04-F	4.16	(a)	07/25/34	908,099	884,282
Banc America Mortgage Securities Inc. 05-A1	5.00		02/25/20	220,679	218,314
Bear Stearns Adjustable Rate Mortgage 04-10	4.68	(a)	01/25/35	1,303,795	1,288,054
Chase Mortgage Finance Corp. 03-S2	5.00		03/25/18	74,919	74,208
Chemical Mortgage Acceptance Corp. 88-2	8.00	(a)	05/25/18	7,616	7,649
CITICORP Mortgage Securities, Inc. 88-11	4.93	(a)	08/25/18	122,210	121,805
CITICORP Mortgage Securities, Inc. 88-17	5.32	(a)	11/25/18	121,265	120,862
CMO Trust 17	7.25		04/20/18	4,801	4,807
Conseco Finance Securitizations Corp. 00-C	4.74	(a)	12/15/29	1,019,029	1,019,006
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	488,462	493,438
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	156,606	162,260
Countrywide Home Loans 02-32	4.88	(a)	01/25/33	37,551	37,581
Countrywide Home Loans 03-49	4.59	(a)	12/19/33	187,482	180,451
Countrywide Home Loans 03-J13	5.25		01/25/24	1,067,281	1,062,527
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	642,371	627,495
Credit Suisse First Boston Mortgage 03-21	5.88	(a)	09/25/33	51,508	54,629
Credit Suisse First Boston Mortgage 04-AR3	4.76	(a)	04/25/34	119,566	119,055
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	1,095,957	1,094,531
CWALT Inc. 05-11 CB	5.50		06/25/35	983,988	978,921
DLJ Mortgage Acceptance Corp. 91-3	5.13	(a)	02/20/21	114,355	114,023
FHLMC 2419	5.50		03/15/17	9,194	9,156
FHLMC 2586	3.50		12/15/32	456,927	451,702
FHLMC 2649	4.50		07/15/18	699,886	669,435
FHLMC 780754	4.69	(a)	08/01/33	82,437	79,680
FHLMC M80833	4.00		08/01/10	517,585	501,299
FHLMC M80848	3.00		07/01/10	399,872	375,190
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	55,441	55,270
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	68,784	68,575
First Alliance Mortgage Loan Trust 94-3	7.83		10/25/25	4,382	4,364
FNMA 93-170	3.92	(a)	09/25/08	6,513	6,438
FNMA 03-05	4.25		08/25/22	318,715	308,745
FNMA 03-38	5.00		03/25/23	327,708	324,559
FNMA 03-81	4.75		09/25/18	307,587	292,049
FNMA 03-86	4.50		09/25/18	583,025	562,379
FNMA 04-34	5.50		05/25/19	495,205	499,980
FNMA 05-14	4.68	(a)	03/25/35	116,158	116,425
Fremont Home Loan Owners Trust 99-2	7.78		06/25/29	69,782	69,558
GMACM 05-AR3	4.89	(a)	06/19/35	607,007	604,116
GNMA 02-69	4.72	(a)	06/20/28	225,940	225,933
GNMA 02-88	5.00		05/16/31	151,138	151,431
GNMA 03-11	4.00		10/17/29	700,733	672,414
GNMA 03-12	4.50		02/20/32	220,854	214,843
GNMA 03-26	4.82	(a)	04/16/33	86,481	87,163
GNMA 04-17	4.50		12/20/33	95,735	92,664
GNMA 583189	4.50		02/20/17	86,770	84,892
Green Tree Financial Corp. 98-3	6.22		03/01/30	430,072	425,279
GS Mortgage Securities Corp. 03-10	4.96	(a)	10/25/33	747,525	740,391

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2005

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities – continued)
GS Mortgage Securities Corp. 03-3F	5.00%		04/25/33	$168,379	$166,912
JP Morgan Mortgage Trust 04-A3	4.96	(a)	07/25/34	551,156	541,161
LB-UBS Comercial Mortgage Trust 02-C2	3.83		06/15/26	299,403	297,757
Lehman ABS Manufactured Housing Contract 01-B	4.35		05/15/14	333,109	320,692
Master Adjustable Rate Mortgages Trust 05-1	5.28	(a)	01/25/35	194,025	193,802
Master Assets Securitization Trust 03-6	5.00		07/25/18	157,485	156,648
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	447,079	440,756
New Century Home Equity Loan Trust 97-NC5	6.70		10/25/28	4,710	4,692
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	677,712	585,145
Oakwood Mortgage Investors, Inc. 02-A	4.62	(a)	09/15/14	483,893	417,739
Popular ABS Mortgage Pass-Through Trust 2005-05	5.10		11/25/35	243,441	242,740
Residential Accredit Loans, Inc. 02-QS9	4.98	(a)	07/25/32	35,785	35,848
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	205,753	205,474
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	141,713	132,536
Residential Asset Securitization Trust 04-A4	5.50		08/25/34	96,643	96,312
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	643,773	640,523
Residential Funding Mortgage Securities, Inc. 03-S11	3.50		06/25/18	324,427	313,454
Residential Funding Mortgage Securities, Inc. 03-S15	4.50		08/25/18	438,824	424,299
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	128,617	128,617
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	1,492	1,491
Structured Adjustable Rate Mortgage Loan Trust 04-3	4.94	(a)	03/25/34	72,181	71,729
Structured Adjustable Rate Mortgage Loan Trust 04-8	4.70	(a)	07/25/34	700,000	681,844
Structured Asset Securities Corp. 98-RF1 (b)	8.74	(a)	04/15/27	122,648	124,817
Structured Asset Securities Corp. 03-8	5.00		04/25/33	92,204	91,802
Structured Mortgage Asset Residential Trust 92-10A	7.50		11/25/08	12,047	12,070
UCFC Manufactured Housing Contract 98-2	6.16		08/15/19	2,279,618	2,279,130
Vanderbilt Mortgage & Finance 03-A	4.98	(a)	05/07/26	1,323,049	1,330,405
Washington Mutual Mortgage Securities Corp. 03- AR10	3.53		10/25/33	380,997	379,147
Washington Mutual Mortgage Securities Corp. 03- AR10	4.07	(a)	10/25/33	1,200,000	1,187,112
Washington Mutual Mortgage Securities Corp. 03- AR11	3.99		10/25/33	1,075,000	1,043,899
Washington Mutual Mortgage Securities Corp. 03- AR12	3.36		02/25/34	44,929	44,778
Washington Mutual Mortgage Securities Corp. 04-A3	3.43		08/25/34	166,613	166,423
Washington Mutual Mortgage Securities Corp. 05- AR7	4.94	(a)	08/25/35	923,759	916,131
Wells Fargo Mortgage Backed Securities 03-6	5.00		06/25/18	74,694	73,364
Wells Fargo Mortgage Backed Securities 03-17	5.00		01/25/34	630,374	623,258
Wells Fargo Mortgage Backed Securities 04-B	4.95	(a)	02/25/34	192,722	189,927
Wells Fargo Mortgage Backed Securities 04-E	4.89	(a)	05/25/34	290,939	276,833
Wells Fargo Mortgage Backed Securities 04-F	4.73	(a)	06/25/34	1,137,540	1,101,233
Wells Fargo Mortgage Backed Securities 04-K	4.73	(a)	07/25/34	643,966	627,264
Wells Fargo Mortgage Backed Securities 04-K	4.73	(a)	07/25/34	299,787	291,074
Wells Fargo Mortgage Backed Securities 05-AR10	4.11	(a)	06/25/35	212,637	211,885
Wells Fargo Mortgage Backed Securities 05-AR15	5.12	(a)	09/25/35	935,106	926,924

Total Mortgage Backed Securities (Cost $36,418,526)					35,986,401

MUNICIPAL BONDS
(3.3% of portfolio)
Chicago Illinois Public Building Commission	7.13		01/01/10	250,000	271,532
Collier County Florida Water & Sewer	2.25		07/01/06	625,000	617,563
Energy Acquisition Corp. II Ohio	4.49		02/15/08	1,125,000	1,118,025
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	1,390,000	1,374,210
Harrisburg PA Authority	3.09	(a)	11/01/22	2,250,000	2,224,755
Santa Maria CA Water & Wastewater Authority	0.00	(c)	08/01/06	240,000	233,522
St Charles County Missouri Public Arena Authority	7.02		09/15/18	610,000	650,272

Total Municipal Bonds (Cost $6,535,421)					6,489,879

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2005

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS	Interest Rate		Maturity Date	Face Amount	Value
(24.8% of portfolio)
Federal Agriculture Mortgage Corp.	7.89%		11/27/06	$110,000	$113,003
Federal Farm Credit Bank	2.10		03/17/06	1,200,000	1,193,803
Federal Farm Credit Bank	1.83		04/07/06	1,930,000	1,916,361
Federal Farm Credit Bank	2.20		07/10/06	1,200,000	1,185,324
Federal Farm Credit Bank	2.63		08/11/06	1,450,000	1,432,713
Federal Farm Credit Bank	2.35		08/18/06	1,200,000	1,183,169
Federal Farm Credit Bank	2.20		10/03/06	1,200,000	1,178,116
Federal Farm Credit Bank	2.30		12/11/06	800,000	781,901
Federal Farm Credit Bank	3.24		03/17/08	250,000	242,299
Federal Farm Credit Bank	3.92		10/27/08	700,000	684,349
Federal Farm Credit Bank	3.84		09/24/08	200,000	195,323
Federal Home Loan Bank	2.10		04/24/06	700,000	694,578
Federal Home Loan Bank	2.11		06/30/06	360,000	355,560
Federal Home Loan Bank	2.27		07/28/06	1,350,000	1,332,311
Federal Home Loan Bank	3.00		10/20/06	750,000	739,981
Federal Home Loan Bank	2.31		12/22/06	135,000	131,869
Federal Home Loan Bank	3.80		11/13/07	1,250,000	1,228,962
Federal Home Loan Bank	3.65		12/03/07	750,000	735,049
Federal Home Loan Bank	2.50	(d)	12/26/07	750,000	729,448
Federal Home Loan Bank	3.50		05/19/08	775,000	753,453
Federal Home Loan Bank	2.88		06/30/08	250,000	239,130
Federal Home Loan Bank	4.10		11/05/08	1,250,000	1,226,743
Federal Home Loan Bank	3.83		11/28/08	1,350,000	1,315,995
Federal Home Loan Mortgage Corp. (e)	2.75		05/05/06	850,000	844,695
Federal Home Loan Mortgage Corp. (e)	2.63		11/28/06	1,100,000	1,079,333
Federal Home Loan Mortgage Corp. (e)	2.25		12/26/06	1,250,000	1,219,687
Federal Home Loan Mortgage Corp. (e)	3.00		04/30/07	1,375,000	1,343,933
Federal Home Loan Mortgage Corp. (e)	4.50		05/17/07	175,000	174,385
Federal Home Loan Mortgage Corp. (e)	3.75		01/28/08	1,900,000	1,863,051
Federal Home Loan Mortgage Corp. (e)	3.50	(d)	02/15/09	115,000	112,723
Federal Home Loan Mortgage Corp. (e)	4.05	(d)	12/15/09	250,000	248,570
Federal Home Loan Mortgage Corp. (e)	4.00		02/15/10	340,000	329,997
Federal National Mortgage Assn. (e)	2.00		01/23/06	1,450,000	1,447,879
Federal National Mortgage Assn. (e)	2.00		06/09/06	400,000	395,566
Federal National Mortgage Assn. (e)	2.15		07/28/06	900,000	887,593
Federal National Mortgage Assn. (e)	2.76		07/28/06	250,000	247,404
Federal National Mortgage Assn. (e)	2.80		11/13/06	1,200,000	1,180,410
Federal National Mortgage Assn. (e)	3.50		03/29/07	100,000	98,484
Federal National Mortgage Assn. (e)	2.60		03/30/07	1,950,000	1,895,503
Federal National Mortgage Assn. (e)	4.18		08/27/09	250,000	244,360
Federal National Mortgage Assn. (e)	4.13		09/02/09	250,000	243,974
Federal National Mortgage Assn. (e)	4.00	(d)	11/24/09	265,000	260,832
Federal National Mortgage Assn. (e)	3.63	(d)	12/28/09	100,000	98,443
Federal National Mortgage Assn. (e)	4.50		01/21/10	150,000	147,593
Federal National Mortgage Assn. (e)	4.38	(d)	03/22/10	250,000	247,417
Federal National Mortgage Assn. (e)	4.20	(d)	12/26/13	400,000	397,173
Financing Corp.	0.00	(c)	02/08/06	180,000	179,270
Government Trust Certificate (Sri Lanka Trust)	4.87	(a)	06/15/12	325,000	324,994
Overseas Private Investment Corp.	0.00	(f)	12/16/06	1,307,914	1,338,781
Overseas Private Investment Corp.	0.00	(f)	05/27/08	500,000	525,860
Overseas Private Investment Corp.	4.10		11/15/14	825,440	797,359
Private Export Funding Corp.	5.34		03/15/06	150,000	150,198
Private Export Funding Corp.	5.53		04/30/06	175,000	175,496
Tennessee Valley Authority	3.30		01/15/08	375,000	364,577
Tennessee Valley Authority	2.45		05/15/08	650,000	617,276
U.S. Department of Housing & Urban Development	7.50		08/01/11	180,000	195,624
U.S. Treasury Note	1.50		03/31/06	1,100,000	1,093,082
U.S. Treasury Note	4.63		05/15/06	1,100,000	1,101,118

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2005

	Interest Rate	Maturity Date	Face Amount	Value
(U.S. Government and Agency Obligations – continued)
U.S. Treasury Note	2.63%	11/15/06	$2,775,000	$2,732,398
U.S. Treasury Note	3.00	11/15/07	1,150,000	1,121,340
U.S. Treasury Note	2.63	05/15/08	3,000,000	2,881,875
U.S. Treasury Note	4.13	08/15/08	1,100,000	1,093,942

Total U.S. Government and Agency Obligations (Cost $50,073,118)				49,291,635

COMMERCIAL PAPER
(1.6% of portfolio)
American Express Credit Corp.	4.13	01/03/06	3,272,000	3,271,249

Total Commercial Paper (Cost $3,271,249)				3,271,249

MONEY MARKET ACCOUNTS			Shares
(less than 0.1% of portfolio)
SSgA Money Market Fund	3.94	(g)	1,522	1,522
SSgA Prime Money Market Fund	4.14	(g)	1	1

Total Money Market Accounts (Cost $1,523)				1,523

TOTAL INVESTMENTS IN SECURITIES (Cost $200,981,193)—100%				$198,431,291

(a)	Variable coupon rate as of December 31, 2005.

(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $17,602,598 and represents 8.8% of net assets.

(c)	Zero coupon security, purchased at a discount.

(d)	Step coupon security, the current rate may be adjusted updwards before maturity date.

(e)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

(f)	Zero coupon security, security accretes to a premium price at maturity.

(g)	7-day yield at December 31, 2005.

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Stock Index Fund
December 31, 2005

	Cost	Value
Investment in State Street Equity 500 Index Portfolio	$51,097,685	$47,588,956

Substantially all the assets of the Stock Index Fund are invested in the Equity 500 Index Portfolio managed by SSgA. As of December 31, 2005, the Stock Index Fund’s ownership interest in the State Street Equity 500 Index Portfolio was 1.94%. Please refer to Appendix A for the complete annual report for the State Street Equity 500 Index Portfolio.

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Value Fund
December 31, 2005

COMMON STOCKS	Shares	Value
(92.3% of portfolio)
CONSUMER DISCRETIONARY—5.2%
Restaurants
Wendy’s International, Inc.	445,200	$24,601,752

Total Consumer Discretionary		24,601,752

CONSUMER STAPLES—3.8%
Food Products
Dean Foods Co. (a)	302,300	11,384,618
J.M. Smucker Co.	148,853	6,549,532

Total Consumer Staples		17,934,150

ENERGY—13.1%
Energy Equipment & Services
Baker Hughes, Inc.	127,000	7,719,060
Oil & Gas
BP PLC ADR	172,352	11,068,445
Chevron Corp.	234,000	13,284,180
ConocoPhillips	226,000	13,148,680
Marathon Oil Corp.	264,000	16,096,080

Total Energy		61,316,445

FINANCIALS—23.5%
Commercial Banks
Bank of America Corp.	340,200	15,700,230
Commerce Bancshares, Inc.	22,370	1,165,924
Diversified Financial Services
CIT Group Inc.	241,000	12,478,980
Citigroup, Inc.	247,100	11,991,763
Genworth Financial, Inc.	414,000	14,316,120
JPMorgan Chase & Co.	402,600	15,979,194
Thrifts & Mortgage Finance
Washington Mutual, Inc.	132,552	5,766,012
Insurance
Allstate Corp.	140,000	7,569,800
Chubb Corp.	111,000	10,839,150
Principal Financial Group	142,800	6,773,004
UnumProvident Corp.	337,000	7,666,750

Total Financials		110,246,927

HEALTHCARE—14.9%
Healthcare Providers & Services
HCA Corp.	260,000	13,130,000
Pharmaceuticals
Abbott Laboratories	375,000	14,786,250
Bristol-Myers Squibb Co.	655,700	15,067,986
GlaxoSmithKline plc	159,160	8,034,397
Hospira Inc. (a)	80,400	3,439,512
Schering-Plough Corp.	744,000	15,512,400

Total Healthcare		69,970,545

INDUSTRIALS—20.7%
Airlines
Southwest Airlines Co.	740,000	$12,158,200
Commercial Services & Supplies
Avery Dennison Corp.	162,600	8,986,902
R.R. Donnelley & Sons Co.	121,700	4,163,357
Industrial Conglomerates
Honeywell International Inc.	145,000	5,401,250
Parker Hannifin Corp.	210,975	13,915,911
Tyco International Ltd.	363,380	10,487,147
Machinery
Flowserve Corp. (a)	390,000	15,428,400
Distributors
Applied Industrial Technologies, Inc.	87,000	2,931,030
Genuine Parts Co.	315,400	13,852,368
Hughes Supply, Inc.	266,000	9,536,100

Total Industrials		96,860,665

INFORMATION TECHNOLOGY—2.4%
Computers & Peripherals
Hewlett-Packard Co.	254,000	7,272,020
Office Electronics
IKON Office Solutions, Inc.	383,570	3,992,964

Total Information Technology		11,264,984

MATERIALS—4.0%
Containers & Packaging
Bemis Co., Inc.	433,600	12,084,432
Pactiv Corp. (a)	301,200	6,626,400

Total Materials		18,710,832

UTILITIES—4.7%
Gas Utilities
El Paso Corp.	701,664	8,532,234
Multi-Utilities
Questar Corp.	175,500	13,285,350

Total Utilities		21,817,584

Total Common Stocks (Cost $241,586,941)		432,723,884

	Face
COMMERCIAL PAPER	Amount
(7.7% of portfolio)
American Express Credit Corp., 4.13%, due 01/03/06	$19,909,000	19,904,432
General Electric Capital Corp., 4.29%, due 01/04/06	16,000,000	15,994,280

Total Commercial Paper (Cost $35,898,712)		35,898,712

MONEY MARKET ACCOUNTS	Shares
(less than 0.1% of portfolio)
SSgA Money Market Fund, 3.94% (b)	9,742	9,742
SSgA Prime Money Market Fund, 4.14% (b)	1	1

Total Money Market Accounts (Cost $9,743)		9,743

TOTAL INVESTMENTS IN SECURITIES (Cost $277,495,396)—100%		$468,632,339

(a)	Non-income producing.

(b)	7-day yield at December 31, 2005.
ADR—American Depository Receipt

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund
December 31, 2005

COMMON STOCKS	Shares	Value
(94.8% of portfolio)
CONSUMER DISCRETIONARY—18.1%
Auto Components
Cooper Tire & Rubber Co.	80,700	$1,236,324
Restaurants
CBRL Group, Inc.	34,100	1,198,615
O’Charley’s Inc. (a)	89,300	1,385,043
Household Durables
La-Z-Boy Inc.	119,000	1,613,640
Specialty Retail
Claire’s Stores, Inc.	67,000	1,957,740
Hancock Fabrics, Inc.	279,000	1,135,530

Total Consumer Discretionary		8,526,892

CONSUMER STAPLES—3.7%
Food Products
J.M. Smucker Co.	15,868	698,192
Reddy Ice Holdings, Inc.	3,000	65,430
Personal Products
Alberto-Culver Co. (Class A)	21,000	960,750

Total Consumer Staples		1,724,372

ENERGY—8.5%
Energy Equipment & Services
Helmerich & Payne, Inc.	37,500	2,321,625
Oil & Gas
Cimarex Energy Co. (a)	39,400	1,694,594

Total Energy		4,016,219

FINANCIALS—17.2%
Commercial Banks
Astoria Financial Corp.	30,000	882,000
Carolina National Corp. (a)	42,500	714,000
Citizens Banking Corp.	34,700	962,925
City Bank (Lynnwood WA)	19,707	700,978
James Monroe Bancorp, Inc. (a)	13,125	234,806
National Bankshares, Inc. (Virginia)	31,700	1,489,900
Southcoast Financial Corp. (a)	30,000	723,000
Valley National Bancorp	44,387	1,069,727
Diversified Financial Services
Asset Acceptance Capital Corp. (a)	57,500	1,291,450

Total Financials		8,068,786

HEALTHCARE—2.5%
Healthcare Providers & Services
Triad Hospitals, Inc. (a)	29,600	1,161,208

Total Healthcare		1,161,208

INDUSTRIALS—24.1%
Aerospace & Defense
Triumph Group, Inc. (a)	23,900	874,979
Industrial Conglomerates
Carlisle Companies, Inc.	19,000	1,313,850
CLARCOR Inc.	16,200	481,302
Standex International Corp.	19,500	541,320
Machinery
Flowserve Corp. (a)	58,500	2,314,260
Manitowoc Co., Inc.	31,000	1,556,820
Regal-Beloit Corp.	43,500	1,539,900
Distributors
Applied Industrial Technologies, Inc.	30,300	1,020,807
Hughes Supply, Inc.	46,400	1,663,440

Total Industrials		11,306,678

INFORMATION TECHNOLOGY—13.5%
Communications Equipment
Belden CDT, Inc.	68,750	1,679,562
Computers & Peripherals
Western Digital Corp. (a)	100,000	1,861,000
Electronic Equipment & Instruments
Vishay Intertechnology, Inc. (a)	125,000	1,720,000
Office Electronics
IKON Office Solutions, Inc.	103,500	1,077,434

Total Information Technology		6,337,996

MATERIALS—2.6%
Chemicals
Westlake Chemical Corp.	20,000	576,200
Containers & Packaging
Pactiv Corp. (a)	30,000	660,000

Total Materials		1,236,200

UTILITIES—4.6%
Multi-Utilities
Questar Corp.	28,300	2,142,310

Total Utilities		2,142,310

Total Common Stocks (Cost $29,656,303)		44,520,661

	Face
COMMERCIAL PAPER	Amount
(5.2% of portfolio)
American Express Credit Corp., 4.13%, 01/03/06	$1,960,000	1,959,551
General Electric Capital Corp., 4.29%, 01/04/06	500,000	499,821

Total Commercial Paper (Cost $2,459,372)		2,459,372

MONEY MARKET ACCOUNTS	Shares
(less than 0.1% of portfolio)
SSgA Money Market Fund, 3.94% (b)	1,620	1,620
SSgA Prime Money Market Fund, 4.14% (b)	1	1

Total Money Market Accounts (Cost $1,621)		1,621

TOTAL INVESTMENTS IN SECURITIES (Cost $32,117,296)—100%		$46,981,654

(a)	Non-income producing.

(b)	7-day yield at December 31, 2005.

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: International Stock Index Fund
December 31, 2005

REGULATED INVESTMENT COMPANY	Shares	Value
(98.2% of portfolio)
Vanguard Developed Markets Index Fund	1,233,065	$12,589,597

Total Regulated Investment Company (Cost $11,859,483)		12,589,597

MONEY MARKET ACCOUNT
(1.8% of portfolio)
SSgA Money Market Fund, 3.94% (a)	234,523	234,523

Total Money Market Account (Cost $234,523)		234,523

TOTAL INVESTMENTS IN SECURITIES (Cost $12,094,006)—100%		$12,824,120

(a)	7-day yield at December 31, 2005.
On December 31, 2005, substantially all of the assets of the International Stock Index Fund were invested in shares of the Vanguard Developed Markets Index Fund, a regulated investment company. More information about the Vanguard Developed Markets Index Fund is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the Filings and Forms (EDGAR) section.
PORTFOLIO OF INVESTMENTS: Nasdaq-100 Index Tracking Stocksm Fund
December 31, 2005

EXCHANGE TRADED FUND	Shares	Value
(99.8% of portfolio)
Nasdaq-100 Index Tracking Stocksm	169,200	$6,839,063

Total Exchange Traded Fund (Cost $6,308,824)		6,839,063

MONEY MARKET ACCOUNT
(0.2% of portfolio)
SSgA Money Market Fund, 3.94% (a)	11,917	11,917

Total Money Market Account (Cost $11,917)		11,917

TOTAL INVESTMENTS IN SECURITIES (Cost $6,320,741)—100%		$6,850,980

(a)	7-day yield at December 31, 2005.
On December 31, 2005, substantially all of the assets of the NASDAQ-100 Index Tracking Stocksm Fund were invested in shares of the NASDAQ-100 Index Tracking Stocksm, issued by the NASDAQ-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the NASDAQ-100 Index. More information about the NASDAQ-100 Index Tracking Stocksm is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the Filings and Forms (EDGAR) section.

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2005

		Short-Term
	Daily	Government	Short-Term
ASSETS	Income Fund	Securities Fund	Bond Fund
Investments in securities, at value (cost: $105,128,962; $40,310,840; $200,981,193; $51,097,685; $277,495,396; $32,117,296; $12,094,006; $6,320,741)	$105,128,962	$39,898,060	$198,431,291
Cash	62,518	26,215	137,860
Receivables
Investment securities sold	—	—	—
Dividends and interest	65,963	279,827	1,536,389
Capital shares sold	48,469	438	20,213
Prepaid expenses	20,389	8,845	28,244

Total assets	105,326,301	40,213,385	200,153,997

LIABILITIES
Payables
Investment securities purchased	—	—	314,153
Accrued expenses	53,231	38,637	104,852
Due to RE Advisers	115,611	36,016	238,755
Capital shares redeemed	25,836	179,734	30,711
Dividends	8,239	5,649	24,870

Total liabilities	202,917	260,036	713,341

NET ASSETS	$105,123,384	$39,953,349	$199,440,656

NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments	$—	$(412,780)	$(2,549,902)
Undistributed net income (loss)	—	—	—
Undistributed net realized gain (loss) from investments and futures transactions	(18,092)	—	(387,744)
Paid-in-capital applicable to outstanding shares of 105,141,365 of Daily Income Fund, 7,896,961 of Short- Term Government Securities Fund, 38,870,209 of Short- Term Bond Fund, 5,112,921 of Stock Index Fund, 14,325,612 of Value Fund, 2,816,412 of Small-Company Stock Fund, 1,679,896 of International Stock Index Fund, and 1,353,795 of NASDAQ-100 Index Tracking Stocksm Fund	105,141,476	40,366,129	202,378,302

NET ASSETS	$105,123,384	$39,953,349	$199,440,656

NET ASSET VALUE PER SHARE	$1.00	$5.06	$5.13

   Statements of Assets and Liabilities
The accompanying notes are an integral part of these financial statements.

	Stock			Small-Company	International Stock	Nasdaq-100 Index
	Index Fund		Value Fund	Stock Fund	Index Fund	Tracking Stocksm Fund
		$47,588,956	$468,632,339	$46,981,654	$12,824,120	$6,850,980
		22,389	278,366	47,224	280,170	8,672
		—	—	—	15,477	—
		—	335,708	83,696	765	17,282
		5,748	1,346,310	1,003,099	1,260	1,870
		10,861	55,974	8,175	8,621	8,093

		47,627,954	470,648,697	48,123,848	13,130,413	6,886,897

		—	—	125,524	—	8,242
		27,574	152,855	38,753	17,857	14,461
		38,396	561,552	84,558	17,137	13,354
		10,000	21,239	—	—	—
		5,376	314,710	3,561	14,206	66

		81,346	1,050,356	252,396	49,200	36,123

		$47,546,608	$469,598,341	$47,871,452	$13,081,213	$6,850,774

		$(3,508,729)	$191,136,943	$14,864,358	$730,114	$530,239
		179,546	—	—	—	—
		(8,806,564)	(336,994)	—	(1,645,571)	4,188
		59,682,355	278,798,392	33,007,094	13,996,670	6,316,347

		$47,546,608	$469,598,341	$47,871,452	$13,081,213	$6,850,774

14	4 $	9.30	$32.78	$17.00	$7.79	$5.06

Statements of Assets and Liabilities
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the Period Ended December 31, 2005

		Short-Term
	Daily	Government	Short-Term
INVESTMENT INCOME	Income Fund	Securities Fund	Bond Fund
Interest	$3,225,340	$1,435,262	$7,625,648
Dividends	—	—	—
Allocated from Master
Income	—	—	—
Expense	—	—	—

Total investment income	3,225,340	1,435,262	7,625,648

EXPENSES
Management fees	497,274	193,520	1,191,934
Shareholder servicing fees	94,032	50,880	123,147
Custodian and accounting fees	54,526	54,774	142,652
Legal and audit fees	24,990	13,818	53,382
Registration fees	26,415	16,707	25,983
Printing	21,585	10,528	42,540
Communication	10,611	5,668	16,511
Directors and Board meeting expenses	16,393	6,943	32,292
Insurance	6,853	3,225	15,208
Other expenses	2,856	1,555	5,511
Administration fees	—	—	—

Total expenses	755,535	357,618	1,649,160

Less fees waived and expenses reimbursed by RE Advisers	—	(35,023)	(59,950)

Net expenses	755,535	322,595	1,589,210

NET INVESTMENT INCOME (LOSS)	2,469,805	1,112,667	6,036,438

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	47	23,650	40,322
Net change in unrealized appreciation (depreciation)	—	(470,110)	(1,435,205)

NET GAIN (LOSS) ON INVESTMENTS	47	(446,460)	(1,394,883)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,469,852	$666,207	$4,641,555

(a)	Represents realized and unrealized gain (loss) on investments allocated from the master portfolio.

   Statements of Operations
The accompanying notes are an integral part of these financial statements.

Stock			Small-Company	International Stock	Nasdaq-100 Index
Index Fund		Value Fund	Stock Fund	Index Fund	Tracking Stocksm Fund
$—		$1,027,389	$157,990	$1,838	$762
—		7,926,910	538,285	269,992	23,348
858,276		—	—	220,414	—
(20,455)		—	—	(11,318)	—

837,821		8,954,299	696,275	480,926	24,110

—		2,412,028	362,202	—	16,607
75,782		310,398	83,553	41,495	39,656
16,418		155,410	37,224	9,720	10,345
10,739		102,806	10,661	3,340	1,636
15,505		32,067	16,426	16,079	14,916
16,023		99,899	18,130	5,576	5,014
10,256		47,124	11,994	4,660	4,671
6,961		68,634	7,145	1,715	1,074
3,053		28,742	2,892	554	511
1,659		13,697	1,603	466	472
113,427		—	—	24,742	—

269,823		3,270,805	551,830	108,347	94,902

—		—	—	—	—

269,823		3,270,805	551,830	108,347	94,902

567,998		5,683,494	144,445	372,579	(70,792)

(105,639	)(a)	8,603,534	354,322	1,148,710	144,339
1,473,125	(a)	31,043,703	3,547,814	20,294	(60,786)

1,367,486		39,647,237	3,902,136	1,169,004	83,553

$1,935,484		$45,330,731	$4,046,581	1,541,583	$12,761

Statements of Operations
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Daily Income Fund

	Year Ended	Year Ended
	December 31,	December 31,
INCREASE (DECREASE) IN NET ASSETS	2005	2004
Operations
Net investment income (loss)	$2,469,805	$570,509
Net realized gain (loss) on investments	47	—
Net change in unrealized appreciation (depreciation)	—	—

Increase in net assets from operations	2,469,852	570,509

Distributions to Shareholders
Net investment income	(2,469,805)	(570,509)
Net realized gain on investments	—	—

Total distributions to shareholders	(2,469,805)	(570,509)

Capital Share Transactions, Net (See Note 6)	14,844,365	10,733,044

Capital Contribution (See Note 5)	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,844,412	10,733,044

NET ASSETS
Beginning of period	90,278,972	79,545,928

End of period	$105,123,384	$90,278,972

	Value Fund

	Year Ended	Year Ended
	December 31,	December 31,
INCREASE (DECREASE) IN NET ASSETS	2005	2004
Operations
Net investment income (loss)	$5,683,494	$4,473,997
Net realized gain (loss) on investments	8,603,534	9,765,820
Net change in unrealized appreciation (depreciation)	31,043,703	37,135,671

Increase in net assets from operations	45,330,731	51,375,488

Distributions to Shareholders
Net investment income	(5,684,355)	(4,474,784)
Net realized gain on investments	(7,841,216)	(9,765,877)

Total distributions to shareholders	(13,525,571)	(14,240,661)

Capital Share Transactions, Net (See Note 6)	35,446,900	14,266,172

Capital Contribution (See Note 5)	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	67,252,060	51,400,999

NET ASSETS
Beginning of period	402,346,281	350,945,282

End of period	$469,598,341	$402,346,281

Statements of Changes in Net Assets
The accompanying notes are an integral part of these financial statements.

Short-Term Government		Short-Term		Stock
Securities Fund		Bond Fund		Index Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2005	2004	2005	2004	2005	2004
$1,112,667	$844,576	$6,036,438	$5,737,747	$567,998	$498,967
23,650	(8,126)	40,322	55,940	(105,639)	(380,316)
(470,110)	(397,834)	(1,435,205)	(2,697,940)	1,473,125	3,818,689

666,207	438,616	4,641,555	3,095,747	1,935,484	3,937,340

(1,112,814)	(852,911)	(6,056,064)	(5,820,414)	(567,445)	(494,005)
(9,488)	—	—	—	—	—

(1,122,302)	(852,911)	(6,056,064)	(5,820,414)	(567,445)	(494,005)

(2,886,201)	1,857,881	(1,532,600)	(9,172,841)	1,782,174	6,803,304

—	—	—	—	—	—

(3,342,296)	1,443,586	(2,947,109)	(11,897,508)	3,150,213	10,246,639

43,295,645	41,852,059	202,387,765	214,285,273	44,396,395	34,149,756

$39,953,349	$43,295,645	$199,440,656	$202,387,765	$47,546,608	$44,396,395

Small-Company		International Stock		Nasdaq-100 Index
Stock Fund		Index Fund		Tracking Stocksm Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2005	2004	2005	2004	2005	2004
$144,445	$(22,140)	$372,579	$48,764	$(70,792)	$(27,550)
354,322	442,335	1,148,710	1,031,501	144,339	843,713
3,547,814	3,990,380	20,294	(80,016)	(60,786)	(237,728)

4,046,581	4,410,575	1,541,583	1,000,249	12,761	578,435

(144,597)	—	(188,456)	(114,584)	—	—
(354,672)	(96,142)	(3,494,115)	(170,001)	(478,054)	—

(499,269)	(96,142)	(3,682,571)	(284,585)	(478,054)	—

5,387,449	4,790,453	7,783,584	2,845,643	500,394	875,579

—	—	—	23,772	—	—

8,934,761	9,104,886	5,642,596	3,585,079	35,101	1,454,014

38,936,691	29,831,805	7,438,617	3,853,538	6,815,673	5,361,659

$47,871,452	$38,936,691	$13,081,213	$7,438,617	$6,850,774	$6,815,673

Statements of Changes in Net Assets
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Daily Income Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2005	2004		2003		2002	2001
NET ASSET VALUE, BEGINNING OF YEAR	$1.00	$1.00		$1.00		$1.00	$1.00

Income from investment operations
Net investment income	0.02	0.01	(a,b)	0.01	(a,b)	0.01	0.04	(a)
Net realized and unrealized gain (loss) on investments	—	—		—		—	—

Total from investment operations	0.02	0.01		0.01		0.01	0.04

Distributions
Net investment income	(0.02)	(0.01)		(0.01)		(0.01)	(0.04)
Net realized gain	—	—		—		—	—

Total distributions	(0.02)	(0.01)		(0.01)		(0.01)	(0.04)

NET ASSET VALUE, END OF YEAR	$1.00	$1.00		$1.00		$1.00	$1.00

TOTAL RETURN	2.49%	0.65	%(a,b)	0.51	%(a,b)	1.25%	3.65	%(a)

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$105,123	$90,279		$79,546		$76,047	$66,204
Ratio of gross expenses before voluntary expense limitation to average net assets	0.76%	0.79%		0.80%		0.80%	0.84%
Ratio of net investment income to average net assets	2.48%	0.66	%(a,b)	0.51	%(a,b)	1.24%	3.58	%(a)
Ratio of expenses to average net assets	0.76%	0.75	%(a,b)	0.75	%(a,b)	0.80%	0.80	%(a)

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	For the period July 1, 2003 to June 30, 2004 RE Advisers voluntarily reduced the amount of the expense limitation from 0.80% to 0.70%. On July 1, 2004 RE Advisers reinstated the expense limitation of 0.80% as set forth in the Expense Limitation Agreement with RE Advisers.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2005	2004	2003	2002	2001
NET ASSET VALUE, BEGINNING OF YEAR	$5.11	$5.16	$5.22	$5.14	$5.08

Income from investment operations
Net investment income (a)	0.13	0.10	0.12	0.16	0.25
Net realized and unrealized gain (loss) on investments	(0.05)	(0.05)	(0.06)	0.08	0.06

Total from investment operations	0.08	0.05	0.06	0.24	0.31

Distributions
Net investment income	(0.13)	(0.10)	(0.12)	(0.16)	(0.25)
Net realized gain	— (b)	—	— (b)	—	—

Total distributions	(0.13)	(0.10)	(0.12)	(0.16)	(0.25)

NET ASSET VALUE, END OF YEAR	$5.06	$5.11	$5.16	$5.22	$5.14

TOTAL RETURN (a)	1.65%	1.03%	1.18%	4.82%	6.19%

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$39,953	$43,296	$41,852	$39,177	$32,270
Ratio of gross expenses before voluntary expense limitation to average net assets	0.83%	0.82%	0.84%	0.86%	0.92%
Ratio of net investment income to average net assets (a)	2.59%	1.98%	2.20%	3.09%	4.74%
Ratio of expenses to average net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate	31%	41%	41%	40%	52%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	Less than .01 per share.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2005	2004		2003	2002	2001
NET ASSET VALUE, BEGINNING OF YEAR	$5.17	$5.23		$5.30	$5.26	$5.18

Income from investment operations
Net investment income (a)	0.16	0.15	(b)	0.17	0.23	0.28
Net realized and unrealized gain (loss) on investments	(0.04)	(0.06)		(0.07)	0.04	0.08

Total from investment operations	0.12	0.09		0.10	0.27	0.36

Distributions
Net investment income	(0.16)	(0.15)		(0.17)	(0.23)	(0.28)
Net realized gain	—	—		—	—	—

Total distributions	(0.16)	(0.15)		(0.17)	(0.23)	(0.28)

NET ASSET VALUE, END OF YEAR	$5.13	$5.17		$5.23	$5.30	$5.26

TOTAL RETURN (a)	2.29%	1.65	%(b)	1.86%	5.33%	7.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$199,441	$202,388		$214,285	$201,487	$170,935
Ratio of gross expenses before voluntary expense limitation to average net assets	0.83%	0.82%		0.82%	0.82%	0.83%
Ratio of net investment income to average net assets (a)	3.04%	2.75	%(b)	3.11%	4.39%	5.36%
Ratio of expenses to average net assets (a)	0.80%	0.75	%(b)	0.75%	0.75%	0.75%
Portfolio turnover rate	34%	45%		72%	72%	68%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	On December 1, 2004 RE Advisers increased the amount of the expense limitation from 0.75% to 0.80%.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Stock Index Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2005	2004	2003		2002		2001
NET ASSET VALUE, BEGINNING OF YEAR	$9.03	$8.29	$6.55		$8.55		$9.84

Income from investment operations
Net investment income	0.11	0.10	0.07	(a)	0.06	(a)	0.05	(a)
Net realized and unrealized gain (loss) on investments	0.27	0.74	1.73		(2.00)		(1.29)

Total from investment operations	0.38	0.84	1.80		(1.94)		(1.24)

Distributions
Net investment income	(0.11)	(0.10)	(0.06)		(0.06)		(0.05)
Net realized gain	—	—	—		—		—

Total distributions	(0.11)	(0.10)	(0.06)		(0.06)		(0.05)

NET ASSET VALUE, END OF YEAR	$9.30	$9.03	$8.29		$6.55		$8.55

TOTAL RETURN	4.23%	10.15%	27.55	%(a)	(22.69	)%(a)	(12.55)%		(a)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$47,547	$44,364	$34,150		$20,632		$23,340
Ratio of gross expenses before voluntary expense limitation to average net assets	0.64%	0.75%	0.92%		1.06%		1.10%
Ratio of net investment income to average net assets	1.25%	1.31%	1.04	%(a)	0.87	%(a)	0.61	%(a)
Ratio of expenses to average net assets	0.64%	0.75%	0.75	%(a)	0.75	%(a)	0.75	%(a)
Portfolio turnover rate (b)	N/A	N/A	N/A		N/A		N/A

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	See Appendix A for the portfolio turnover of the Equity 500 Index Portfolio.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Value Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2005	2004	2003	2002	2001
NET ASSET VALUE, BEGINNING OF YEAR	$30.44	$27.52	$22.24	$25.50	$25.38

Income from investment operations
Net investment income	0.42	0.35	0.37	0.33	0.33
Net realized and unrealized gain on investments	2.90	3.68	5.42	(3.26)	1.17

Total from investment operations	3.32	4.03	5.79	(2.93)	1.50

Distributions
Net investment income	(0.42)	(0.35)	(0.37)	(0.33)	(0.33)
Net realized gain	(0.56)	(0.76)	(0.14)	— (a)	(1.05)

Total distributions	(0.98)	(1.11)	(0.51)	(0.33)	(1.38)

NET ASSET VALUE, END OF YEAR	$32.78	$30.44	$27.52	$22.24	$25.50

TOTAL RETURN	10.94%	14.71%	26.16%	(11.56)%	5.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$469,598	$402,346	$350,945	$290,207	$335,115
Ratio of net investment income to average net assets	1.33%	1.23%	1.54%	1.35%	1.26%
Ratio of expenses to average net assets	0.76%	0.82%	0.84%	0.83%	0.85%
Portfolio turnover rate	8%	8%	12%	29%	19%

(a)	Less than .01 per share.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2005	2004	2003		2002		2001
NET ASSET VALUE, BEGINNING OF YEAR	$15.69	$13.89	$10.49		$10.55		$9.51

Income from investment operations
Net investment income	0.05	(0.01)	—	(a)	—	(a,b)	0.02	(a)
Net realized and unrealized gain (loss) on investments	1.44	1.85	3.40		(0.06)		1.04

Total from investment operations	1.49	1.84	3.40		(0.06)		1.06

Distributions
Net investment income	(0.05)	—	—		—	(b)	(0.02)
Net realized gain	(0.13)	(0.04)	—		—		—

Total distributions	(0.18)	(0.04)	—		—		(0.02)

NET ASSET VALUE, END OF YEAR	$17.00	$15.69	$13.89		$10.49		$10.55

TOTAL RETURN	9.52%	13.24%	32.41	%(a)	(0.57	)%(a)	11.17	%(a)

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$47,871	$38,937	$29,832		$19,586		$13,522
Ratio of gross expenses before voluntary expense limitation to average net assets	1.30%	1.37%	1.54%		1.60%		1.94%
Ratio of net investment income (loss) to average net assets	0.34%	(0.07)%	(0.03	)%(a)	(0.03	)%(a)	0.24	%(a)
Ratio of expenses to average net assets	1.30%	1.37%	1.50	%(a)	1.50	%(a)	1.50	%(a)
Portfolio turnover rate	9%	6%	17%		12%		20%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	Less than .01 per share.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: International Stock Index Fund
For a Share Outstanding Throughout Each Year

									January 22, 2001
	Year Ended December 31,								(Inception Date)
									to December 31,
	2005		2004		2003		2002		2001
NET ASSET VALUE, BEGINNING OF YEAR	$9.48		$8.36		$6.33		$7.75		$10.00

Income from investment operations
Net investment income	0.36		0.07	(a)	0.04	(a)	0.48	(a)	(0.01	)(a)
Net realized and unrealized gain on investments	1.00		1.40		2.23		(1.36)		(2.24)
Capital contribution	—		0.03		—		—		—

Total from investment operations	1.36		1.50		2.27		(0.88)		(2.25)

Distributions
Net investment income	(0.16)		(0.15)		(0.10)		(0.51)		—
Net realized gain	(2.89)		(0.23)		(0.14)		(0.03)		—

Total distributions	(3.05)		(0.38)		(0.24)		(0.54)		—

NET ASSET VALUE, END OF YEAR	$7.79		$9.48		$8.36		$6.33		$7.75

TOTAL RETURN	14.31%		17.94	%(a,b)	35.88	%(a)	(17.63	)%(a)	(22.50	)%(a,c)

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$13,081		$7,439		$3,854		$1,494		$424
Ratio of gross expenses before voluntary expense limitation to average net assets	1.21	%(d)	1.76%		3.68%		7.03%		17.79	%(e)
Ratio of net investment income (loss) to average net assets	3.76%		0.90	%(a)	0.76	%(a)	0.57	%(a)	(0.23	)%(a,e)
Ratio of expenses to average net assets	1.21	%(d)	1.50	%(a)	1.50	%(a)	1.50	%(a)	1.50	%(a,e)
Portfolio turnover rate	1%		N/A	(f)	N/A	(f)	N/A	(f)	N/A	(f)

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	The total return reflects a capital contribution of $23,772. Without the capital contribution, the total return would have been 17.58%.

(c)	Aggregate total return for the period.

(d)	Expenses do not include the expenses of the Vanguard Developed Markets Index Fund, the Fund in which the International Stock Index Fund invests substantially all of its assets. Expenses include the allocated expenses from the State Street MSCI ® EAFE ® Index Portfolio for January 1, 2005— October 17, 2005. During this period the Fund was a feeder of the MSCI ® EAFE ® Index Portfolio.
(e)	Annualized.

(f)	The International Stock Index Fund was a feeder of the State Street MSCI ® EAFE ® Index Portfolio. Portfolio turnover was calculated by the master portfolio, not the feeder fund.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Nasdaq-100 Index Tracking Stocksm Fund
For a Share Outstanding Throughout Each Year

							January 22, 2001
	Year Ended December 31,						(Inception Date)
							to December 31,
	2005	2004	2003		2002		2001
NET ASSET VALUE, BEGINNING OF YEAR	$5.44	$5.00	$3.40		$5.50		$10.00

Income from investment operations
Net investment income	(0.06)	(0.02)	(0.06	)(a)	(0.06	)(a)	(0.05	)(a)
Net realized and unrealized gain on investments	0.04	0.46	1.66		(2.04)		(4.45)

Total from investment operations	(0.02)	0.44	1.60		(2.10)		(4.50)

Distributions
Net investment income	—	—	—		—		—
Net realized gain	(0.36)	—	—		—		—

Total distributions	(0.36)	—	—		—		—

NET ASSET VALUE, END OF YEAR	$5.06	$5.44	$5.00		$3.40		$5.50

TOTAL RETURN	0.07%	8.80%	47.06	%(a)	(38.18	)%(a)	(45.00	)%(a,b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$6,851	$6,816	$5,362		$1,779		$1,282
Ratio of gross expenses before voluntary expense limitation to average net assets	1.43%	1.50%	2.47%		4.86%		5.96	%(c)
Ratio of net investment income (loss) to average net assets	(1.07)%	(0.44)%	(1.42	)%(a)	(1.47	)%(a)	(1.26	)%(a,c)
Ratio of expenses to average net assets	1.43%	1.50%	1.50	%(a)	1.50	%(a)	1.50	%(a,c)
Portfolio turnover rate	26%	55%	68%		32%		253%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	Aggregate total return for the period.

(c)	Annualized.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

1. ORGANIZATION
Homestead Funds, Inc. (Homestead Funds) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the Act) as a no-load, open-end diversified management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking Stocksm Fund (the “Funds”).
Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in the Homestead Funds’ Prospectus and Statement of Additional Information.
The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its asset in one or more securities that are designed to track the performance of the S&P 500 Index. As of December 31, 2005, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the State Street Equity 500 Index Portfolio, the master portfolio and an open-end investment company managed by SSgA Funds Management, Inc., a subsidiary of State Street Corporation. At December 31, 2005, the Stock Index Fund’s investment was 1.94% of the State Street Equity 500 Index Portfolio. The financial statements of the State Street Equity 500 Index Portfolio are contained in Appendix A of this report and should be read in conjunction with the financial statements for the Stock Index Fund.
The International Stock Index Fund seeks to achieve its investment objective by investing substantially all of its assets in one or more securities that are designed to track the performance of the MSCI ® EAFE ® Index. As of December 31, 2005, substantially all of the assets of the International Stock Index Fund were invested in shares of the Vanguard Developed Markets Index Fund, an open-end regulated investment company. More information about the Vanguard Developed Markets Index Fund is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the Filings and Forms (EDGAR) section.
The Nasdaq-100 Index Tracking Stocksm Fund seeks to achieve its investment objective by investing substantially all of its assets in one or more securities that are designed to track the performance of the Nasdaq-100 Index. As of December 31, 2005, substantially all of the assets of the Nasdaq-100 Index Tracking Stocksm Fund were invested in shares of the Nasdaq-100 Index Tracking Stocksm, an exchange-traded fund issued by the Nasdaq-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index ® .. More information about the Nasdaq-100 Index Tracking Stocksm is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the Filings and Forms (EDGAR) Section.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Security valuation: The Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.
The Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund, International Stock Index Fund and the Nasdaq-100 Index Tracking Stocksm Fund value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Equity securities listed on the Nasdaq market system are valued at the Nasdaq official closing price, usually as of 4:00 pm, eastern time on the valuation date. In the event a security price is not available or events occur after the close of the primary market on which a security is traded, but before the time the net asset value of the fund is calculated, that could affect the price of a security, and materially impact the price of a Fund, the Board of Directors has adopted valuation guidelines for the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund, and the Nasdaq-100 Index Tracking Stocksm Fund. The guidelines are to be followed by RE Advisers Corporation, a registered investment manager under the Investment Advisers Act of 1940, to determine a price that accurately reflects the fair value of a given security. Short-term debt instruments (with the exception of Commercial Paper with a remaining maturity of 60 days or less at the time of purchase), intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Commercial paper with a maturity of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates market value. Regulated investment companies are valued at the net asset value determined as of the close of the New York Stock Exchange on the valuation date.
The Stock Index Fund records its investment in the State Street Equity 500 Index Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. The Board of Trustees of the State Street Equity 500 Index Portfolio has adopted “fair value” pricing procedures, which could impact the valuation of the Stock Index Fund. Valuation of the securities is discussed in the notes to the State Street Equity 500 Index Portfolio’s financial statements included in Appendix A of this report.
Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund are declared daily and paid monthly.
Income dividends for the Value Fund are declared and paid semi-annually. Income dividends for the Stock Index Fund, the Small-Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking Stocksm Fund are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, more frequently, if necessary.
Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Notes to Financial Statements

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.
The Stock Index Fund records a pro rata share of the State Street Equity 500 Index Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the fund’s own expenses which are accrued daily.
In the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is dependent on claims that may be made against the funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.
3. FEDERAL INCOME TAX INFORMATION
The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.
In 2004, the Stock Index Fund and the International Stock Index Fund changed their tax year from the period ended December 31, to the period ended August 31, to coincide with the tax year of the Master Portfolios.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, and excise tax regulations.
Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. This includes net operating losses not utilized during the current year, return of capital, and paydown losses. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year. The tax reclassifications for 2005 are as follows:

	Undistributed
	Net	Undistributed
	Investment	Capital	Paid in
	Income	Gains	Capital
Short-Term Gov. Securities Fund	$147	$1,038	$(1,185)
Short-Term Bond Fund	$19,626	$(19,626)	$—
Stock Index Fund[1]	$(3,709)	$738,613	$(734,904)
Value Fund	$861	$799	$(1,660)
Small-Company Stock Fund	$152	$350	$(502)
International Stock Index Fund[1]	$(184,123)	$594,301	$(410,178)
Nasdaq-100 Index Tracking Stocksm Fund	$70,792	$—	$(70,792)

[1]	Information reflects Fund activity based on Funds’ August 31, 2005 tax reporting year.
Tax character of distributions paid in 2005 was as follows:

	Ordinary	Long-Term	Return of	Total
	Income	Gain	Capital	Distributions
Daily Income Fund	$2,469,805	$—	$—	$2,469,805
Short-Term Gov. Securities Fund	$1,122,302	$—	$—	$1,122,302
Short-Term Bond Fund	$6,056,064	$—	$—	$6,056,064
Stock Index Fund	$567,445	$—	$—	$567,445
Value Fund	$5,684,355	$7,841,216	$—	$13,525,571
Small-Company Stock Fund	$188,795	$310,474	$—	$499,269
International Stock Index Fund	$513,255	$3,169,316	$—	$3,682,571
Nasdaq-100 Index Tracking Stocksm Fund	$327,687	$150,367	$—	$478,054
Tax character of distributions paid in 2004 was as follows:

	Ordinary	Long-Term	Return of	Total
	Income	Gain	Capital	Distributions
Daily Income Fund	$415,570	$—	$—	$415,570
Short-Term Gov. Securities Fund	$972,155	$11,343	$—	$983,498
Short-Term Bond Fund	$6,832,418	$—	$—	$6,832,418
Stock Index Fund	$261,951	$—	$—	$261,951
Value Fund	$4,626,628	$1,812,234	$—	$6,438,862
Small-Company Stock Fund	$—	$—	$—	$—
International Stock Index Fund	$21,966	$64,417	$21,801	$108,184
Nasdaq-100 Index Tracking Stocksm Fund	$—	$—	$—	$—
The tax character of distributable earnings/(accumulated losses) at December 31, 2005 was as follows:

			Net
	Undistributed	Undistributed	Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
	Income	Gain	Depreciation	Carryforward
Daily Income Fund	$—	$—	$—	$(18,092)[1]
Short-Term Gov. Securities Fund	$—	$—	$(412,780)	$—
Short-Term Bond Fund	$—	$—	$(2,549,902)	$(387,744)[2]
Stock Index Fund	$179,546	$—	$(3,068,025)	$(9,257,977	) [3]
Value Fund	$—	$—	$190,799,948	$—
Small-Company Stock Fund	$—	$—	$14,864,358	$—
International Stock Index Fund	$—	—	$730,114	$(1,645,571	) [4]
Nasdaq-100 Index Tracking Stocksm Fund	$—	$4,707	$529,720	$—

[1]	Daily Income Fund: $18,071 expires in 2010, $21 expires in 2011.
[2]	Short-Term Bond Fund: $294,341 expires in 2008, $47,063 expires in 2009, $19,612 expires in 2011, and $26,728 expires in 2012.
[3]	Stock Index Fund: $1,277,078 expires in 2009, $6,264,199 expires in 2010, and 1,714,680 expires in 2012. These amounts are as of August 31, 2005.
[4]	International Stock Index Fund: This amount represents a temporary difference related to the nonconformity of the tax year end, which is August 31.
The Daily Income Fund utilized $47 of its capital loss carryforward. The Short-Term Government Securities Fund utilized $15,200 of its capital loss carryforward. The Short-Term Bond Fund utilized $20,696 of its capital loss carryforward. The Stock Index Fund utilized $639,750 of its capital loss carryforward.

Notes to Financial Statements

Tax Basis Unrealized Gain (Loss) on Investment and Distributions
At December 31, 2005, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

		Tax	Tax	Net
		Unrealized	Unrealized	Unrealized
	Tax Cost	Gain	(Loss)	Gain (Loss)
Daily Income Fund	$105,128,962	$—	$—	$—
Short-Term Gov. Securities Fund	$40,310,840	$69,163	$(481,943)	$(412,780)
Short-Term Bond Fund	$200,981,193	$250,858	$(2,800,760)	$(2,549,902)
Value Fund	$277,832,391	$192,584,763	$(1,784,815)	$190,799,948
Small-Company Stock Fund	$32,117,296	$15,459,670	$(595,312)	$14,864,358
International Stock Index Fund[1]	$12,094,006	$730,114	$—	$730,114
Nasdaq-100 Index Tracking Stocksm Fund	$6,321,260	$529,720	$—	$529,720
Net unrealized appreciation/ (depreciation) of Stock Index Fund in the Equity 500 Index Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/ (depreciation). For information pertaining to the unrealized appreciation/ (depreciation) for the Equity 500 Index Portfolio, please refer to Appendix A of this report.
4. INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended December 31, 2005, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Government Securities Fund	$2,069,163	$2,697,564
Short-Term Bond Fund	$62,829,278	$55,916,474
Value Fund	$48,049,261	$33,631,568
Small-Company Stock Fund	$9,107,776	$3,285,488
International Stock Index Fund	$12,002,953	$148,897
Nasdaq-100 Index Tracking Stocksm Fund	$1,740,630	$1,793,766
For information pertaining to the purchases and proceeds from sales of securities for the Stock Index Fund please refer to Appendix A of this report.
Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended December 31, 2005, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Government Securities Fund	$19,134,641	$7,866,203
Short-Term Bond Fund	$6,536,235	$7,318,832
5. RELATED PARTIES
The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund and the International Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (NRECA), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are ..50% of average daily net assets for the Daily Income Fund; .45% of average daily net assets for the Short-Term Government Securities Fund; .60% of average daily net assets for the Short-Term Bond Fund; .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million for the Value Fund; .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million for the Small-Company Stock Fund; and .25% for the Nasdaq-100 Index Tracking Stocksm Fund.
With respect to the Stock Index Fund and the International Stock Index Fund, Administrative Service Agreements with RE Advisers have been contracted, under which RE Advisers provides certain administrative services to each Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of each Funds’ average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the State Street Equity 500 Index Portfolio, calculated daily at an annual rate of .045% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Portfolios on behalf of its investors.
RE Advisers has agreed, as part of the Expense Limitation Agreements entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, .75% of the average daily net assets of the Short-Term Government Securities Fund and the Stock Index Fund, 1.25% of the average daily net assets of the Value Fund and 1.50% of the average daily net assets of the Small-Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking Stocksm Fund.
For the period July 1, 2003 to June 30, 2004, RE Advisers voluntarily reduced the amount of the expense limitation from .80% to .70% for Daily Income Fund. Effective July 1, 2004, RE Advisers reinstated the contractual expense limitation of .80% for the Daily Income Fund, as set forth in the Expense Limitation Agreement with RE Advisers. Effective December 1, 2004, RE Advisers increased the amount of the expense limitation for the Short-Term Bond Fund from .75% to .80%.
Pursuant to the Expense Limitation Agreements, management fees waived for the year ended December 31, 2005, amounted to $35,023 for the Short-Term Government Securities Fund and $59,950 for the Short-Term Bond Fund.
On December 20, 2004, RE Advisers made a voluntary capital contribution to the International Stock Index Fund in the amount of $23,772, in order to bring the Fund’s return more closely in line with the Index.
On October 17, 2005, the International Stock Index Fund liquidated its investment in the State Street MSCI® EAFE® Index Portfolio. The proceeds were invested in the Vanguard Developed Markets Index Fund.

   Notes to Financial Statements

6. CAPITAL SHARE TRANSACTIONS
As of December 31, 2005, 200 million shares of $.01 par value capital shares are authorized for the Daily Income Fund and the Short Term Bond Fund, and 100 million shares for the Short-Term Government Securities Fund, the Stock Index Fund, the Value Fund, the Small Company Stock Fund, the International Stock Index Fund and the Nasdaq-100 Index Tracking Stocksm Fund. Transactions in capital shares were as follows:

		Shares Issued
		In Reinvestment	Total Shares	Total Shares	Net Increase
	Shares Sold	of Dividends	Issued	Redeemed	(Decrease)
Year Ended December 31, 2005
In Dollars

Daily Income Fund	$75,088,159	$2,394,338	$77,482,497	$(62,638,132)	$14,844,365
Short-Term Government Securities Fund	$6,620,284	$1,066,557	$7,686,841	$(10,573,042)	$(2,886,201)
Short-Term Bond Fund	$32,360,630	$5,764,320	$38,124,950	$(39,657,548)	$(1,532,598)
Stock Index Fund	$8,617,043	$562,068	$9,179,111	$(7,396,937)	$1,782,174
Value Fund	$62,312,734	$13,212,695	$75,525,429	$(40,078,529)	$35,446,900
Small-Company Stock Fund	$10,253,745	$495,707	$10,749,452	$(5,362,003)	$5,387,449
International Stock Index Fund	$5,555,847	$3,668,365	$9,224,212	$(1,440,628)	$7,783,584
Nasdaq-100 Index Tracking Stocksm Fund	$2,113,994	$471,887	$2,585,881	$(2,085,487)	$500,394
In Shares

Daily Income Fund	75,088,159	2,394,338	77,482,497	(62,638,132)	14,844,365
Short-Term Government Securities Fund	1,295,993	209,118	1,505,111	(2,075,353)	(570,242)
Short-Term Bond Fund	6,288,781	1,121,212	7,409,993	(7,713,429)	(303,436)
Stock Index Fund	955,477	60,437	1,015,914	(820,969)	194,945
Value Fund	1,974,364	406,986	2,381,350	(1,272,526)	1,108,824
Small-Company Stock Fund	639,936	29,159	669,095	(333,847)	335,248
International Stock Index Fund	573,909	470,907	1,044,816	(149,470)	895,346
Nasdaq-100 Index Tracking Stocksm Fund	423,192	98,135	521,327	(421,216)	100,111
Year Ended December 31, 2004
In Dollars

Daily Income Fund	$71,822,679	$563,619	$72,386,298	$(61,653,254)	$10,733,044
Short-Term Government Securities Fund	$9,833,030	$802,923	$10,635,953	$(8,778,072)	$1,857,881
Short-Term Bond Fund	$41,699,498	$5,325,671	$47,025,169	$(56,198,010)	$(9,172,841)
Stock Index Fund	$12,271,363	$488,355	$12,759,718	$(5,956,414)	$6,803,304
Value Fund	$44,910,191	$13,947,671	$58,857,862	$(44,591,690)	$14,266,172
Small-Company Stock Fund	$13,670,767	$95,372	$13,766,139	$(8,975,686)	$4,790,453
International Stock Index Fund	$4,797,501	$284,038	$5,081,539	$(2,235,988)	$2,845,551
Nasdaq-100 Index Tracking Stocksm Fund	$5,007,109	—	$5,007,109	$(4,131,530)	$875,579
In Shares

Daily Income Fund	71,822,679	563,619	72,386,298	(61,653,254)	10,733,044
Short-Term Government Securities Fund	1,913,383	156,446	2,069,829	(1,709,059)	360,770
Short-Term Bond Fund	8,021,815	1,025,805	9,047,620	(10,819,532)	(1,771,912)
Stock Index Fund	1,447,165	54,082	1,501,247	(701,262)	799,985
Value Fund	1,571,067	461,830	2,032,897	(1,567,530)	465,367
Small-Company Stock Fund	954,103	6,079	960,182	(627,150)	333,032
International Stock Index Fund	553,941	29,962	583,903	(260,249)	323,654
Nasdaq-100 Index Tracking Stocksm Fund	997,881	—	997,881	(815,639)	182,242

Notes to Financial Statements

Report of Independent Registered Public
Accountants
To the Board of Directors of The Homestead Funds, Inc. and Shareholders of the Homestead Funds, Inc.:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking Stock Fund (comprising the Homestead Funds, Inc., hereafter referred to as the “Funds”) at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Baltimore, Maryland
February 24, 2006

   Report of Independent Registered Public Accountants

INDEPENDENT
Directors and Officers
Each director serves until his resignation, removal by the board or until his successor is duly elected and qualified. The Statement of Additional Information (“SAI”) has additional information about the Fund’s directors and officers and is available without charge, upon request, by calling 1-800-258-3030.

NAME, ADDRESS	POSITION(S)	TERM OF OFFICE		NUMBER OF	OTHER
AND DATE OF	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION(S)	PORTFOLIOS OVERSEEN	DIRECTORSHIPS
BIRTH	THE FUND	OF TIME SERVED	DURING PAST FIVE YEARS	BY DIRECTOR	HELD BY DIRECTOR

James F. Perna 4301 Wilson Boulevard Arlington, VA 22203 12/01/47	Director Chairman of the Board Chairman of Audit Committee	1990-Present	Partner, Krooth & Altman LLP (law firm) (1981-Present)	8	Not Applicable

Douglas W. Johnson 4301 Wilson Boulevard Arlington, VA 22203 06/02/55	Director Member of Audit Committee	2003-Present	CEO, Blue Ridge (Electric Membership Corporation) (1979-Present)	8	Not Applicable

Francis P. Lucier 4301 Wilson Boulevard Arlington, VA 22203 10/01/27	Director Member of the Audit Committee	1997-Present	Chairman, GlaxoSmithKline Trust Investment Committee (1995-Present)	8	Not Applicable

Kenneth R. Meyer 4301 Wilson Boulevard Arlington, VA 22203 08/11/44	Director Member of Audit Committee	2005-Present	Retired (2004-Present) CEO and Asset Manager, Lincoln Capital Management Company (1981-2004)	8	Not Applicable

Sheldon C. Petersen 4301 Wilson Boulevard Arlington, VA 22203 02/21/53	Director Member of Audit Committee	2005-Present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-Present)	8	Not Applicable

Mark Rose 4301 Wilson Boulevard Arlington, VA 22203 04/19/53	Director Member of Audit Committee	2005-Present	CEO and General Manager, Bluebonnet Electric Cooperative (2002-Present) President and CEO, Public Strategies Inc. (2000-2002)	8	Not Applicable

Anthony C. Williams 4301 Wilson Boulevard Arlington, VA 22203 01/02/42	Director Member of Audit Committee	1990-Present	Retired (2000-Present)	8	Not Applicable

Directors and Officers

INTERESTED
Directors and Officers

NAME, ADDRESS	POSITION(S)	TERM OF OFFICE		NUMBER OF	OTHER
AND DATE OF	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION(S)	PORTFOLIOS OVERSEEN	DIRECTORSHIPS
BIRTH	THE FUND	OF TIME SERVED	DURING PAST FIVE YEARS	BY DIRECTOR	HELD BY DIRECTOR

Peter R. Morris[1] 4301 Wilson Boulevard Arlington, VA 22203 09/28/48	Director President	1990-Present	President and Director of RE Advisers Corporation (2002-Present) Vice President, Secretary and Director of RE Investment Corporation (1990-Present) Vice President and Chief Investment Officer of NRECA (1988-Present) Vice President and Director of RE Advisers Corporation (1990-2002)	8	RE Advisers Corporation RE Investment Corporation

Anthony M. Marinello[2] 4301 Wilson Boulevard Arlington, VA 22203 04/13/46	Director Vice President	1990-Present	Retired (2004-Present) Vice President, Cooperative Network of NRECA (2000-2004)	8	Not Applicable

Danielle C. Sieverling 4301 Wilson Boulevard Arlington, VA 22203 02/25/71	Secretary Chief Compliance Officer	2005-Present	Senior Director of Management Advisory Services, NRECA (2000-Present) Chief Compliance Officer of RE Investment Corporation (2005-Present) Chief Compliance Office of RE Advisers Corporation (2005-Present)	8	Not Applicable

Denise Trujillo 4301 Wilson Boulevard Arlington, VA 22203 01/09/58	Vice President General Counsel	2001-Present	Director and Vice President of RE Advisers Corporation (2001-Present) Executive Director and Chief Employee Benefits Counsel, NRECA (2001-Present) Employee Benefits Counsel, NRECA (1993-2001)	8	RE Advisers Corporation

Sheri M. Cooper 4301 Wilson Boulevard Arlington, VA 22203 03/10/64	Treasurer	2002-Present	Financial and Budget Analyst, NRECA (2005-Present) Vice President of the Finance Department, NRECA (2002-2005) Executive Director of the Finance Department, NRECA (2000-2001)	8	RE Advisers Corporation RE Investment Corporation

1	Mr. Morris is a director who is an “interested person” of the Homestead Funds,within the meaning of Section 2(a)19 of the 1940 Act. Mr. Morris is the Vice President, Secretary and a director of RE Investment Corporation, the Homestead Funds’ distributor, and he is the President and a director of RE Advisers Corporation, The Homestead Funds’ investment adviser. Mr. Morris is also an Officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers Corporation.

2	Mr. Marinello is a director who is an “interested person” of the Homestead Funds within the meaning of Section 2(a)19 of the 1940 Act. Mr. Marinello recently retired from serving as the Vice President of the Cooperative Network of NRECA. NRECA indirectly wholly-owns the Homestead Funds’ distributor, RE Investment Corporation, and the Homestead Funds’ Investment adviser, RE Advisers Corporation.

   Directors and Officers

STATE STREET EQUITY 500 INDEX PORTFOLIO: Appendix A

Portfolio of Investments	62
Statement of Assets and Liabilities	68
Statement of Operations	69
Statements of Changes in Net Assets	70
Financial Highlights	70
Notes to Financial Statements	71
Report of Independent Registered Public Accounting Firm	74
Trustees	75
Executive Officers	76

Appendix A

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio
December 31, 2005

		Value
COMMON STOCKS	Shares	(000)
(97.8% of portfolio)
CONSUMER DISCRETIONARY—10.6%
Amazon.Com, Inc. (a)	65,300	$3,079
Apollo Group, Inc. (a)	31,175	1,885
AutoNation, Inc. (a)	38,400	834
AutoZone, Inc. (a)	11,887	1,091
Bed Bath & Beyond, Inc. (a)	62,814	2,271
Best Buy Co., Inc.	85,381	3,712
Big Lots, Inc. (a)	24,438	294
Black & Decker Corp.	17,033	1,481
Brunswick Corp.	20,829	847
Carnival Corp.	91,719	4,904
CCE Spinco, Inc. (a)	14,308	187
Centex Corp.	26,676	1,907
Circuit City Stores, Inc.	35,039	792
Clear Channel Communications, Inc.	114,465	3,600
Coach, Inc. (a)	80,700	2,691
Comcast Corp. (a)	463,067	12,021
Cooper Tire & Rubber Co.	12,537	192
D.R. Horton, Inc.	58,200	2,080
Dana Corp.	32,949	237
Darden Restaurants, Inc.	28,810	1,120
Dillard’s, Inc. Class A	13,653	339
Dollar General Corp.	68,615	1,309
Dow Jones & Co., Inc.	12,526	445
Eastman Kodak Co.	60,837	1,424
eBay, Inc. (a)	243,720	10,541
EW Scripps Co.	18,000	864
Family Dollar Stores, Inc.	30,868	765
Federated Department Stores, Inc.	56,690	3,760
Ford Motor Co.	396,355	3,060
Fortune Brands, Inc.	30,966	2,416
Gannett Co., Inc.	51,438	3,116
Gap, Inc.	123,930	2,186
General Motors Corp.	120,273	2,336
Genuine Parts Co.	36,593	1,607
Goodyear Tire & Rubber Co. (a)	37,942	659
H&R Block, Inc.	69,420	1,704
Harley-Davidson, Inc.	58,538	3,014
Harrah’s Entertainment, Inc.	39,233	2,797
Hasbro, Inc.	36,787	742
Hilton Hotels Corp.	70,043	1,689
Home Depot, Inc.	453,057	18,340
International Game Technology	72,352	2,227
Interpublic Group of Cos., Inc. (a)	88,477	854
JC Penney & Co., Inc.	49,488	2,752
Johnson Controls, Inc.	40,896	2,982
Jones Apparel Group, Inc.	25,079	770
KB HOME	16,562	1,203
Knight-Ridder, Inc.	14,691	930
Kohl’s Corp. (a)	73,710	3,582
Leggett & Platt, Inc.	39,654	910
Lennar Corp. Class A	28,700	1,751
Limited Brands	74,469	1,664
Liz Claiborne, Inc.	22,941	822
Lowe’s Cos., Inc.	165,423	11,027
Marriot International, Inc. Class A	35,139	2,353
Mattel, Inc.	86,345	1,366
Maytag Corp.	17,529	330
McDonald’s Corp.	268,453	9,052
McGraw-Hill, Inc.	79,526	4,106
Meredith Corp.	8,947	468
New York Times Co. Class A	30,745	813
Newell Rubbermaid, Inc.	57,721	1,373
News Corp. Class A	520,500	8,094
NIKE, Inc. Class B	40,813	3,542
Nordstrom, Inc.	47,176	1,764
Office Depot, Inc. (a)	66,770	2,097
OfficeMax, Inc.	14,319	363
Omnicom Group, Inc.	38,717	3,296
Pulte Homes, Inc.	45,772	1,802
Radioshack Corp.	28,653	603
Reebok International, Ltd.	11,271	656
Sears Holdings Corp. (a)	21,252	2,455
Sherwin-Williams Co.	24,270	1,102
Snap-On, Inc.	12,548	471
Stanley Works	15,532	746
Staples, Inc.	156,225	3,548
Starbucks Corp. (a)	162,252	4,869
Starwood Hotels & Resorts Worldwide, Inc. Class B	46,212	2,951
Target Corp.	187,657	10,316
Tiffany & Co.	30,068	1,151
Time Warner, Inc.	994,347	17,341
TJX Cos., Inc.	99,413	2,309
Tribune Co.	56,555	1,711
Univision Communications, Inc. Class A (a)	49,218	1,447
V.F. Corp.	19,088	1,056
Viacom, Inc. Class B	329,597	10,745
Walt Disney Co.	410,273	9,834
Wendy’s International, Inc.	24,567	1,358
Whirlpool Corp.	14,166	1,187
Yum! Brands, Inc.	61,022	2,861

Total Consumer Discretionary		259,348

CONSUMER STAPLES—9.4%
Alberto Culver Co. Class B	16,058	735
Albertson’s, Inc.	78,113	1,668
Altria Group, Inc.	444,064	33,180
Anheuser-Busch Cos., Inc.	165,067	7,091
Archer-Daniels-Midland Co.	139,167	3,432
Avon Products, Inc.	97,748	2,791
Brown-Forman Corp. Class B	17,682	1,226
Campbell Soup Co.	39,583	1,178
Clorox Co.	32,410	1,844
Coca-Cola Co.	441,235	17,786
Coca-Cola Enterprises, Inc.	64,300	1,233
Colgate-Palmolive Co.	110,535	6,063
ConAgra Foods, Inc.	109,746	2,226
Constellation Brands, Inc. Class A (a)	40,600	1,065
Costco Wholesale Corp.	100,651	4,979
CVS Corp.	171,584	4,533
General Mills, Inc.	75,764	3,737

   Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
December 31, 2005

		Value
	Shares	(000)
(Consumer Staples continued)
H.J. Heinz Co.	72,420	$2,442
Hershey Foods Corp.	39,308	2,172
Kellogg Co.	54,829	2,370
Kimberly-Clark Corp.	99,664	5,945
Kroger Co. (a)	153,822	2,904
McCormick & Co., Inc.	28,600	884
Molson Coors Brewing Co., Class B	12,244	820
Pepsi Bottling Group, Inc.	29,553	845
PepsiCo, Inc.	353,810	20,903
Procter & Gamble Co.	714,857	41,376
Reynolds American, Inc.	18,240	1,739
Safeway, Inc.	95,193	2,252
Sara Lee Corp.	162,017	3,062
SuperValu, Inc.	29,060	944
Sysco Corp.	132,281	4,107
Tyson Foods, Inc., Class A	53,800	920
UST Corp.	34,647	1,415
Wal-Mart Stores, Inc.	532,728	24,932
Walgreen Co.	216,810	9,596
Whole Foods Market, Inc.	29,000	2,244
Wrigley Wm., Jr. Co.	38,316	2,547

Total Consumer Staples		229,186

ENERGY—9.1%
Amerada Hess Corp.	17,002	2,156
Anadarko Petroleum Corp.	49,854	4,724
Apache Corp.	69,830	4,785
Baker Hughes, Inc.	71,880	4,369
BJ Services Co.	68,410	2,509
Burlington Resources, Inc.	80,656	6,952
ChevronTexaco Corp.	477,488	27,107
ConocoPhillips	295,782	17,209
Devon Energy Corp.	94,722	5,924
El Paso Corp.	140,994	1,714
EOG Resources, Inc.	51,068	3,747
ExxonMobil Corp.	1,327,102	74,543
Halliburton Co.	107,986	6,691
Kerr-McGee Corp.	24,721	2,246
Kinder Morgan, Inc.	22,338	2,054
Marathon Oil Corp.	77,257	4,710
Murphy Oil Corp.	34,900	1,884
Nabors Industries, Ltd. (a)	33,715	2,554
National Oilwell Varco, Inc. (a)	36,200	2,270
Noble Corp.	29,023	2,047
Occidental Petroleum Corp.	84,923	6,784
Rowan Cos., Inc.	23,239	828
Schlumberger, Ltd.	124,907	12,135
Sunoco, Inc.	28,856	2,262
Transocean, Inc. (a)	69,395	4,836
Valero Energy Corp.	129,800	6,698
Weatherford International Ltd. (a)	74,100	2,682
Williams Cos., Inc.	121,537	2,816
XTO Energy, Inc.	76,800	3,375

Total Energy		222,611

FINANCIALS—20.8%
ACE, Ltd.	67,255	3,594
AFLAC, Inc.	106,616	4,949
Allstate Corp.	139,107	7,522
Ambac Financial Group, Inc.	23,047	1,776
American Express Co.	263,673	13,569
American International Group, Inc.	553,583	37,771
Ameriprise Financial, Inc.	53,294	2,185
AmSouth Bancorp	74,619	1,956
AON Corp.	67,623	2,431
Apartment Investment & Management Co. Class A	20,500	776
Archstone-Smith Trust	45,300	1,898
Bank of America Corp.	836,500	38,604
Bank of New York Co., Inc.	165,379	5,267
BB&T Corp.	116,318	4,875
Bear Stearns Cos., Inc.	24,099	2,784
Capital One Financial Corp.	63,915	5,522
Charles Schwab Corp.	222,293	3,261
Chubb Corp.	41,839	4,086
Cincinnati Financial Corp.	37,405	1,671
CIT Group, Inc.	43,200	2,237
Citigroup, Inc.	1,078,971	52,362
Comerica, Inc.	35,532	2,017
Compass Bancshares, Inc.	26,100	1,260
Countrywide Financial Corp.	125,486	4,290
E*Trade Financial Corp. (a)	86,300	1,800
Equity Office Properties Trust	87,841	2,664
Equity Residential	60,907	2,383
Fannie Mae	205,329	10,022
Federal Home Loan Mortgage Corp.	146,446	9,570
Federated Investors, Inc. Class B	18,100	670
Fifth Third Bancorp	118,200	4,458
First Horizon National Corp.	26,117	1,004
Franklin Resources, Inc.	31,744	2,984
Genworth Financial, Inc.	80,000	2,766
Golden West Financial Corp.	54,622	3,605
Goldman Sachs Group, Inc.	96,100	12,273
Hartford Financial Services Group, Inc.	63,588	5,462
Huntington Bancshares, Inc.	49,154	1,167
J.P. Morgan Chase & Co.	744,919	29,566
Janus Capital Group, Inc.	48,419	902
Jefferson-Pilot Corp.	28,460	1,620
KeyCorp	86,909	2,862
Lehman Brothers Holdings, Inc.	57,118	7,321
Lincoln National Corp.	36,431	1,932
Loews Corp.	29,014	2,752
M & T Bank Corp.	17,200	1,876
Marsh & McLennan Cos., Inc.	113,736	3,612
Marshall & Ilsley Corp.	43,992	1,893
MBIA, Inc.	28,458	1,712
MBNA Corp.	307,902	8,360
Mellon Financial Corp.	89,423	3,063
Merrill Lynch & Co., Inc.	195,927	13,270
MetLife, Inc.	160,707	7,875
MGIC Investment Corp.	19,362	1,274

Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
December 31, 2005

		Value
	Shares	(000)
(Financials continued)
Moody’s Corp.	52,930	$3,251
Morgan Stanley	229,843	13,041
National City Corp.	117,491	3,944
North Fork Bancorp, Inc.	101,635	2,781
Northern Trust Corp.	39,540	2,049
Plum Creek Timber Co., Inc.	38,580	1,391
PNC Financial Services Group, Inc.	62,147	3,843
Principal Financial Group, Inc.	59,650	2,829
Progressive Corp.	41,947	4,899
ProLogis	52,800	2,467
Prudential Financial, Inc.	107,700	7,883
Public Storage, Inc.	17,700	1,199
Regions Financial Corp.	97,709	3,338
SAFECO Corp.	26,764	1,512
Simon Property Group, Inc.	39,163	3,001
SLM Corp.	88,842	4,894
Sovereign Bancorp, Inc.	76,800	1,660
St. Paul Travelers Cos., Inc.	147,725	6,599
State Street Corp.(b)	70,325	3,899
SunTrust Banks, Inc.	77,072	5,608
Synovus Financial Corp.	64,704	1,748
T. Rowe Price Group, Inc.	27,790	2,002
Torchmark Corp.	22,276	1,239
U.S. Bancorp	387,861	11,593
UnumProvident Corp.	62,935	1,432
Vornado Realty Trust	25,200	2,103
Wachovia Corp.	331,286	17,512
Washington Mutual, Inc.	210,413	9,153
Wells Fargo Co.	356,611	22,406
XL Capital, Ltd. Class A	36,732	2,475
Zions Bancorp	22,119	1,671

Total Financials		510,803

HEALTH CARE—12.9%
Abbott Laboratories	330,267	13,022
Aetna, Inc.	60,964	5,750
Allergan, Inc.	27,791	3,000
AmerisourceBergen Corp.	44,232	1,831
Amgen, Inc. (a)	262,175	20,675
Applera Corp.—Applied Biosystems Group	40,067	1,064
Bausch & Lomb, Inc.	11,325	769
Baxter International, Inc.	132,226	4,978
Becton, Dickinson & Co.	53,429	3,210
Biogen Idec, Inc. (a)	72,473	3,285
Biomet, Inc.	53,041	1,940
Boston Scientific Corp. (a)	126,296	3,093
Bristol-Myers Squibb Co.	415,617	9,551
C.R. Bard, Inc.	22,094	1,456
Cardinal Health, Inc.	90,866	6,247
Caremark Rx, Inc. (a)	95,708	4,957
Chiron Corp. (a)	23,344	1,038
CIGNA Corp.	27,089	3,026
Coventry Health Care, Inc. (a)	34,500	1,965
Eli Lilly & Co.	240,897	13,632
Express Scripts, Inc. (a)	31,500	2,640
Fisher Scientific International, Inc. (a)	25,900	1,602
Forest Laboratories, Inc. (a)	72,206	2,937
Genzyme Corp. (a)	54,105	3,830
Gilead Sciences, Inc. (a)	96,900	5,100
Guidant Corp.	69,664	4,511
HCA, Inc.	89,759	4,533
Health Management Associates, Inc. Class A	52,698	1,157
Hospira, Inc. (a)	33,936	1,452
Humana, Inc. (a)	34,425	1,870
IMS Health, Inc.	48,381	1,206
Johnson & Johnson	634,446	38,130
King Pharmaceuticals, Inc. (a)	52,332	885
Laboratory Corp. of America Holdings (a)	28,600	1,540
Manor Care, Inc.	16,651	662
McKesson Corp.	65,931	3,401
Medco Health Solutions, Inc. (a)	65,072	3,631
MedImmune, Inc. (a)	51,965	1,820
Medtronic, Inc.	257,302	14,813
Merck & Co., Inc.	466,503	14,840
Millipore Corp. (a)	10,728	709
Mylan Laboratories Inc.	46,100	920
Patterson Cos., Inc. (a)	27,600	922
Pfizer, Inc.	1,572,074	36,661
Quest Diagnostics Inc.	35,500	1,828
Schering-Plough Corp.	313,724	6,541
St. Jude Medical, Inc. (a)	76,894	3,860
Stryker Corp.	62,108	2,760
Tenet Healthcare Corp. (a)	99,009	758
Thermo Electron Corp. (a)	33,929	1,022
UnitedHealth Group, Inc.	290,768	18,068
Watson Pharmaceuticals, Inc. (a)	22,003	715
Wellpoint, Inc. (a)	130,178	10,387
Wyeth	284,931	13,127
Zimmer Holdings, Inc. (a)	52,620	3,549

Total Health Care		316,876

INDUSTRIALS—11.1%
3M Co.	162,584	12,600
Allied Waste Industries, Inc. (a)	46,467	406
American Power Conversion Corp.	36,667	807
American Standard Cos., Inc.	39,221	1,567
Avery Dennison Corp.	23,670	1,308
Boeing Co.	172,145	12,091
Burlington Northern Santa Fe Corp.	79,450	5,627
Caterpillar, Inc.	145,070	8,381
Cendant Corp.	218,422	3,768
Cintas Corp.	29,382	1,210
Cooper Industries, Ltd.	19,521	1,425
CSX Corp.	45,824	2,326
Cummins, Inc.	9,973	895
Danaher Corp.	50,826	2,835
Deere & Co.	51,241	3,490
Dover Corp.	42,713	1,729
Eaton Corp.	30,878	2,072

   Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
December 31, 2005

		Value
	Shares	(000)
(Industrials continued)
Emerson Electric Co.	87,735	$6,554
Equifax, Inc.	27,769	1,056
FedEx Corp.	64,346	6,653
Fluor Corp.	18,106	1,399
General Dynamics Corp.	42,706	4,871
General Electric Co.	2,253,423	78,982
Goodrich Co.	25,755	1,058
Honeywell International, Inc.	179,742	6,695
Illinois Tool Works, Inc.	44,064	3,877
Ingersoll-Rand Co. Class A	71,600	2,890
ITT Industries, Inc.	19,602	2,015
L-3 Communications Holdings, Inc.	25,200	1,874
Lockheed Martin Corp.	76,271	4,853
Masco Corp.	91,274	2,756
Monster Worldwide, Inc. (a)	25,792	1,053
Navistar International Corp. (a)	13,180	377
Norfolk Southern Corp.	85,961	3,854
Northrop Grumman Corp.	75,978	4,567
PACCAR, Inc.	36,570	2,532
Pall Corp.	26,774	719
Parker-Hannifin Corp.	25,223	1,664
Pitney Bowes, Inc.	48,439	2,047
R.R. Donnelley & Sons Co.	45,660	1,562
Raytheon Co.	96,014	3,855
Robert Half International, Inc.	36,214	1,372
Rockwell Automation, Inc.	38,820	2,297
Rockwell Collins, Inc.	37,619	1,748
Ryder Systems, Inc.	13,980	573
Southwest Airlines Co.	147,740	2,427
Textron, Inc.	28,375	2,184
Tyco International, Ltd.	429,548	12,397
Union Pacific Corp.	56,140	4,520
United Parcel Service, Inc. Class B	235,300	17,683
United Technologies Corp.	217,514	12,161
W.W. Grainger, Inc.	16,109	1,145
Waste Management, Inc.	117,679	3,572

Total Industrials		272,379

INFORMATION TECHNOLOGY—14.8%
ADC Telecommunications, Inc. (a)	25,018	559
Adobe Systems, Inc.	126,542	4,677
Advanced Micro Devices, Inc. (a)	82,884	2,536
Affiliated Computer Services, Inc. (a)	26,500	1,568
Agilent Technologies, Inc. (a)	87,697	2,919
Altera Corp. (a)	79,078	1,465
Analog Devices, Inc.	78,261	2,807
Andrew Corp. (a)	34,827	374
Apple Computer, Inc. (a)	179,692	12,918
Applied Materials, Inc.	344,761	6,185
Applied Micro Circuits Corp. (a)	68,042	175
Autodesk, Inc.	48,430	2,080
Automatic Data Processing, Inc.	123,538	5,669
Avaya, Inc. (a)	90,415	965
BMC Software, Inc. (a)	46,836	960
Broadcom Corp. (a)	60,246	2,841
CIENA Corp. (a)	126,088	375
Cisco Systems, Inc. (a)	1,310,059	22,428
Citrix Systems, Inc. (a)	35,753	1,029
Computer Associates International, Inc.	99,513	2,805
Computer Sciences Corp. (a)	39,182	1,984
Compuware Corp. (a)	84,057	754
Comverse Technology, Inc. (a)	42,838	1,139
Convergys Corp. (a)	30,805	488
Corning, Inc. (a)	324,985	6,389
Dell, Inc. (a)	501,991	15,055
Electronic Arts, Inc. (a)	64,600	3,379
Electronic Data Systems Corp.	110,186	2,649
EMC Corp. (a)	512,241	6,977
First Data Corp.	162,904	7,007
Fiserv, Inc. (a)	40,247	1,742
Freescale Semiconductor, Inc. (a)	85,908	2,162
Gateway, Inc. (a)	65,065	163
Hewlett-Packard Co.	608,719	17,428
Intel Corp.	1,285,703	32,091
International Business Machines Corp.	336,818	27,686
Intuit, Inc. (a)	37,751	2,012
Jabil Circuit, Inc. (a)	36,613	1,358
JDS Uniphase Corp. (a)	352,519	832
KLA-Tencor Corp.	41,864	2,065
Lexmark International Group, Inc. Class A (a)	25,102	1,125
Linear Technology Corp.	65,075	2,347
LSI Logic Corp. (a)	81,935	656
Lucent Technologies, Inc. (a)	944,472	2,512
Maxim Integrated Products, Inc.	69,656	2,524
Mercury Interactive Corp. (a)	18,248	507
Micron Technology, Inc. (a)	129,932	1,729
Microsoft Corp.	1,952,204	51,050
Molex, Inc.	30,910	802
Motorola, Inc.	531,198	12,000
National Semiconductor Corp.	73,518	1,910
NCR Corp.	39,184	1,330
Network Appliance, Inc. (a)	77,867	2,102
Novell, Inc. (a)	82,542	729
Novellus Systems, Inc. (a)	28,769	694
NVIDIA Corp. (a)	35,951	1,314
Oracle Corp. (a)	800,038	9,769
Parametric Technology Corp. (a)	58,241	355
Paychex, Inc.	71,027	2,708
PerkinElmer, Inc.	27,257	642
PMC-Sierra, Inc. (a)	38,624	298
QLogic Corp. (a)	17,145	557
QUALCOMM, Inc.	350,678	15,107
Sabre Holdings Corp. Class A	28,424	685
Sanmina-SCI Corp. (a)	112,858	481
Scientific-Atlanta, Inc.	32,168	1,386
Siebel Systems, Inc.	110,658	1,171
Solectron Corp. (a)	187,214	685
Sun Microsystems, Inc. (a)	724,488	3,036
Symantec Corp. (a)	229,834	4,022
Symbol Technologies, Inc.	52,185	669

Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
December 31, 2005

		Value
	Shares	(000)
(Information Technology continued)
Tektronix, Inc.	18,629	$526
Tellabs, Inc. (a)	95,775	1,044
Teradyne, Inc. (a)	41,392	603
Texas Instruments, Inc.	343,703	11,023
Unisys Corp. (a)	72,779	424
Waters Corp. (a)	23,557	891
Xerox Corp. (a)	203,742	2,985
Xilinx, Inc.	74,104	1,868
Yahoo!, Inc. (a)	269,280	10,550

Total Information Technology		363,511

MATERIALS—2.9%
Air Products & Chemicals, Inc.	47,289	2,799
Alcoa, Inc.	185,346	5,481
Allegheny Technologies, Inc.	18,029	650
Ashland, Inc.	15,880	919
Ball Corp.	23,170	920
Bemis Co., Inc.	23,128	645
Dow Chemical Co.	204,999	8,983
E.I. Du Pont de Nemours & Co.	194,439	8,264
Eastman Chemical Co.	16,862	870
Ecolab, Inc.	39,426	1,430
Engelhard Corp.	25,130	758
Freeport-McMoRan Copper & Gold, Inc. Class B	38,014	2,045
Hercules, Inc. (a)	24,698	279
International Flavors & Fragrances, Inc.	17,504	586
International Paper Co.	104,256	3,504
Louisiana-Pacific Corp.	23,859	655
MeadWestvaco Corp.	39,188	1,098
Monsanto Co.	57,146	4,430
Newmont Mining Corp.	94,942	5,070
Nucor Corp.	33,104	2,209
Pactiv Corp. (a)	32,164	708
Phelps Dodge Corp.	21,705	3,123
PPG Industries, Inc.	36,090	2,090
Praxair, Inc.	68,720	3,639
Rohm & Haas Co.	31,096	1,506
Sealed Air Corp. (a)	18,036	1,013
Sigma-Aldrich Corp.	14,493	917
Temple-Inland, Inc.	23,828	1,069
United States Steel Corp.	24,002	1,154
Vulcan Materials Co.	21,696	1,470
Weyerhaeuser Co.	52,024	3,451

Total Materials		71,735

TELECOMMUNICATION SERVICES—2.9%
ALLTEL Corp.	81,098	5,117
AT&T, Inc.	834,853	20,446
BellSouth Corp.	388,628	10,532
CenturyTel, Inc.	27,408	909
Citizens Communications Co.	72,677	889
Qwest Communications International, Inc. (a)	325,122	1,837
Sprint Corp. (Fon Group)	630,100	14,719
Verizon Communications, Inc.	587,498	17,695

Total Telecommunication Services		72,144

UTILITIES—3.3%
AES Corp. (a)	137,914	2,183
Allegheny Energy, Inc. (a)	33,899	1,073
Ameren Corp.	43,242	2,216
American Electric Power Co., Inc.	84,054	3,118
CenterPoint Energy, Inc.	63,893	821
Cinergy Corp.	42,258	1,794
CMS Energy Corp. (a)	46,605	676
Consolidated Edison, Inc.	51,022	2,364
Constellation Energy Group, Inc.	37,803	2,177
Dominion Resources, Inc.	74,087	5,720
DTE Energy Co.	38,046	1,643
Duke Energy Corp.	196,877	5,404
Dynegy Inc. Class A (a)	61,330	297
Edison International	69,262	3,021
Entergy Corp.	44,143	3,030
Exelon Corp.	142,478	7,571
FirstEnergy Corp.	70,112	3,435
FPL Group, Inc.	84,278	3,503
KeySpan Corp.	37,006	1,321
Nicor, Inc.	9,313	366
NiSource, Inc.	57,867	1,207
Peoples Energy Corp.	8,131	285
PG&E Corp.	71,823	2,666
Pinnacle West Capital Corp.	20,581	851
PPL Corp.	80,536	2,368
Progress Energy, Inc.	53,308	2,341
Public Service Enterprise Group, Inc.	53,422	3,471
Sempra Energy	54,789	2,457
Southern Co.	158,658	5,478
TECO Energy, Inc.	43,276	744
TXU Corp.	102,096	5,124
Xcel Energy, Inc.	85,597	1,580

Total Utilities		80,305

Total Common Stocks (Cost $1,716,590,222)		2,398,898

   Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
December 31, 2005

	Par
	Amount	Value
U.S. GOVERNMENT SECURITIES	(000)	(000)
(0.2% of portfolio)
United States Treasury Bill, 3.89%, due 03/09/06 (c)(d)	$4,299	$4,268

Total U.S. Government Securities (Cost $4,267,876)		4,268

MONEY MARKET FUNDS
(1.8% of portfolio)
AIM Short Term Investment Prime Portfolio	45,503	45,503
Federated Money Market Obligations Trust	502	502

Total Money Market Funds (Cost $46,004,859)		46,005

TOTAL INVESTMENTS (Cost $1,766,862,957)—99.8%		2,449,171

LIABILITIES IN EXCESS OF OTHER ASSETS—0.2%		3,938

NET ASSETS—100%		$2,453,109

	Number	Unrealized
	of	Depreciation
SCHEDULE OF FUTURES CONTRACTS	Contracts	(000)
S&P 500 Financial Futures Contracts (long) Expiration date 03/2006	613	$(766)

TOTAL UNREALIZED DEPRECIATION ON OPEN FUTURES CONTRACTS PURCHASED		$(766)

(a)	Non-income producing security.

(b)	Affiliated issuer. See table that follows for more information.

(c)	Security held as collateral in relation to initial margin requirements on futures contracts.

(d)	Rate represents annualized yield at date of purchase.

					Income
		Shares			Earned
	Number of	Purchased	Shares Sold	Number of	for the	Realized
	Shares	for the	for the	Shares	Year Ended	Gain on
	Held at	Year Ended	Year Ended	Held at	12/31/05	Shares Sold
AFFILIATE TABLE	12/31/04	12/31/05	12/31/05	12/31/05	(000)	(000)
State Street Corp.	79,225	6,600	15,500	70,325	$53	$97
State Street Navigator Securities Lending Prime Portfolio	98,441,667	953,981,360	1,052,423,027	—	103	—

Appendix A
The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES: State Street Equity 500 Index Portfolio
December 31, 2005

ASSETS	(Amounts in Thousands)
Investments in unaffiliated issuers at market (identified cost $1,764,546)	$2,445,272
Investments in non-controlled affiliates at market (identified cost $2,317)) (Note 4)	3,899

Total investments	2,449,171

Receivables:
Investment securities sold	3,526
Dividends and interest	3,338

Total assets	2,456,035

LIABILITIES
Payables:
Investment securities purchased	2,574
Daily variation margin on futures contracts	244
Management fees (Note 4)	95
Due to custodian	13

Total liabilities	2,926

NET ASSETS	$2,453,109

   Appendix A
The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS: State Street Equity 500 Index Portfolio
For the Period Ended December 31, 2005

INVESTMENT INCOME	(Amounts in Thousands)
Dividend income— unaffiliated issuers	$45,344
Dividend income— non-controlled affiliated issuers	53
Interest	1,561
Security lending income (Notes 2 and 4)	103

Total investment income	47,061

EXPENSES
Management fees (Note 4)	1,125

Total expenses	1,125

NET INVESTMENT INCOME	45,936

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments— unaffiliated issuers	(808)
Investments— non-controlled affiliated issuer	97
In-kind transfers	(8,353)
Future contracts	1,878

Net realized loss	(7,186)

Net change in unrealized appreciation (depreciation) on:
Investments	65,566
Futures contracts	(1,839)

Net change in unrealized appreciation (depreciation)	63,727

NET REALIZED AND UNREALIZED GAIN	56,541

NET INCREASE IN NET ASSETS FROM OPERATIONS	$102,477

Appendix A
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS: State Street Equity 500 Index Portfolio
(Amounts in Thousands)

	For the Year	For the Year
	Ended	Ended
INCREASE (DECREASE) IN NET ASSETS FROM:	December 31, 2005	December 31, 2004
Operations
Net investment income	$45,936	$52,658
Net realized loss on investments and futures contracts	(7,186)	(26,489)
Net change in net unrealized appreciation (depreciation)	63,727	249,898

Net increase in net assets from operations	102,477	276,067

Capital Transactions
Proceeds from contributions	278,352	331,241
Fair value of withdrawals	(457,339)	(481,557)
Withdrawals in-kind	(237,848)	(72,956)

Net decrease in net assets from capital transactions	(416,835)	(223,272)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(314,358)	52,795

NET ASSETS
Beginning of year	2,767,467	2,714,672

End of Year	$2,453,109	$2,767,467

FINANCIAL HIGHLIGHTS: State Street Equity 500 Index Portfolio

	Year Ended December 31,

	2005	2004	2003	2002	2001
TOTAL RETURN (a)	4.87%	10.86%	28.62%	(22.16)%	(11.94)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$2,453,109	$2,767,467	$2,714,672	$1,992,548	$2,692,298
Ratios to average net assets:
Operating expenses	0.045%	0.045%	0.045%	0.045%	0.045%
Net investment income	1.84%	1.97%	1.74%	1.57%	1.34%
Portfolio turnover rate (b)	8%	9%	12%	13%	14%

(a)	Results represent past performance and are not indicative of future results.

(b)	The portfolio turnover rate excludes in-kind security transactions.

   Appendix A
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS: State Street Equity 500 Index Portfolio
December 31, 2005
1. ORGANIZATION
The State Street Master Funds (the “Trust”) is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises six investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”). At December 31, 2005, only the Portfolio, and State Street Money Market Portfolio had commenced operations. Pursuant to the Trust’s Declaration of Trust, the Board of Trustees may issue an unlimited number of non-transferable beneficial interests.
The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500® Index. The S&P 500® Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.
Security valuation: The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.
Securities transactions, investment income and expenses: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.
All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner’s daily ownership percentage.
Federal income taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.
Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission (the “SEC”) requirements.
The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.
Securities Lending: The Trust, on behalf of the Portfolio, had entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”), whereby the Portfolio would lend portfolio securities to qualified borrowers in order to earn additional income. On September 27, 2005, the Agreement was terminated and the Portfolio discontinued lending portfolio securities. The Agreement required that loans be secured at all times by cash, U.S. Government securities, sovereign debt, or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income was allocated as follows: 75% to the Portfolio and 25% to State Street. For the year ended December 31, 2005, the earned income for the Portfolio and State Street was $102,925 and $34,308, respectively.
Use or Estimates: The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates.
3. SECURITIES TRANSACTIONS
For the year ended December 31, 2005, purchases and sales of investment securities, excluding short-term investments, futures contracts, and in-kind withdrawals, aggregated to $205,795,356 and $324,324,748, respectively. The aggregate value of in-kind withdrawals was $237,847,807.
At December 31, 2005, the tax cost of investments was $1,952,530,390. The aggregate gross unrealized appreciation and gross unrealized depreciation was $801,244,221 and $304,603,493,

Appendix A

NOTES TO FINANCIAL STATEMENTS: State Street Equity 500 Index Portfolio (continued)
December 31, 2005

respectively, resulting in net appreciation of $496,640,728 for all securities as computed on a federal income tax basis. The differences between book and tax are primarily due to wash sale loss deferrals.
4. RELATED PARTY FEES AND TRANSACTIONS
The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA FM”), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustee fees expenses), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.
Certain investments made by the Portfolio represent securities affiliated with State Street and SSgA FM. Investments made with cash collateral received from securities loaned were used to purchase shares of the State Street Navigator Securities Lending Prime Portfolio, which is offered by State Street and advised by SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of each of these investments at December 31, 2005 is listed in the Portfolio of Investments.
5. INDEMNIFICATIONS
Like many other companies, the Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claim against the Trust.
GENERAL INFORMATION (unaudited)
Proxy Voting Policies and Procedures and Record
The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available without charge, upon request, by (i) calling (877) 521-4083 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available by August 31 (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.
Advisory Agreement Renewal
The Board of Trustees of the Trust met on November 16, 2005 (the “Meeting”) to consider the renewal of the investment advisory agreement for the Portfolio (the “Advisory Agreement”). In preparation for considering the Advisory Agreement, the Trustees had thoroughly reviewed the renewal materials provided by the Adviser, which they had requested through independent counsel. In deciding whether to renew the Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of the Portfolio, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates from the relationship with the Portfolio and Trust, (iv) the extent to which economies of scale would be realized if and as the Portfolio grows and whether the fee levels in the Advisory Agreement reflect these economies of scale, and (v) any additional benefits to the Adviser from its relationship with the Portfolio and Trust.
In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior direct experience as Trustees of the Trust as well as on the materials provided at the Meeting. The Board reviewed the Adviser’s responsibilities under the Advisory Agreement and noted the experience and expertise that would be appropriate to expect of an adviser to the Portfolio, which is an index fund. The Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations relating to the investments of the Portfolio, and the responsibilities of the latter with respect to the Portfolio. They also considered the resources, operational structures and practices of the Adviser in managing the Portfolio’s investments, in monitoring and securing the Portfolio’s compliance with its investment objective and policies with respect to its investments and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Trustees also considered information about the Adviser’s overall investment management business, noting that the Adviser manages assets for a variety of institutional investors and that the Adviser and its affiliates had over $1.4 trillion in assets under management. They reviewed information regarding State Street’s business continuity and disaster recovery program. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Trustees determined that the experience, resources and strength of the Adviser in the management of index products is exceptional. As discussed more fully below, they also determined that the advisory fee for the Portfolio was fair and reasonable and that its performance and expense ratio were satisfactory. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Portfolio were appropriate, had been of uniformly high quality, and could be expected to remain so.
The Trustees noted that, in view of the investment objective of the Portfolio, the investment performance was satisfactory. The Trustees noted that the performance of the Portfolio in absolute terms was not of the importance that normally attaches to that of actively-managed funds. Of more importance to the Trustees was the extent to which the Portfolio achieved its objective of replicating, before expenses, the total return of the S&P 500 Index. Drawing upon information provided at the Meeting and upon reports provided to the Trustees by the Adviser

   Appendix A

NOTES TO FINANCIAL STATEMENTS: State Street Equity 500 Index Portfolio (continued)
December 31, 2005

throughout the preceding year, they determined that the Portfolio had in fact tracked the index within an acceptable range of tracking error. Accordingly, they concluded that the performance the Portfolio was satisfactory.
The Trustees considered the profitability to the Adviser and its affiliate, State Street, of the advisory relationships with the Trust. The Trustees had been provided with data regarding the profitability to the Adviser and its affiliated service providers with respect to the Portfolio individually, and on an aggregate basis, for the year ended September 30, 2005. They first discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations. Concluding that these methodologies were reasonable, they turned to the data provided. After discussion and analysis they concluded that, to the extent that the Adviser’s and State Street’s relationships with the Trust had been profitable to either or both of those entities, the profitability was in no case such as to render the advisory fee excessive.
In order better to evaluate the Portfolio’s advisory fee, the Trustees had requested comparative information from Lipper Inc. with respect to fees paid by, and expense ratios of, similar funds. The Trustees found that that the Portfolio’s advisory fee and total expense ratio were lower than the average for its peer group. The Trustees concluded that the data available provided confirmation of the reasonableness of the Adviser’s fee. The Board determined that the Adviser’s fees were fair and reasonable.
In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees also considered whether the Adviser’s affiliates may benefit from the Trust’s relationship with State Street as fund administrator, custodian and transfer agent and the Portfolio’s use of State Street Global Markets to perform certain brokerage services. They noted that the Adviser utilizes no soft-dollar arrangements in connection with the Portfolio’s brokerage transactions. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationships with the Trust, those benefits are not so significant as to render the Adviser’s fees excessive.
The Board also considered the extent to which economies of scale may be realized by the Portfolio as assets grow and whether the Portfolio’s fee levels reflect such economies of scale, if any, for the benefit of investors. In considering the matter, the Board determined that, in view of the comparatively small asset size of the Portfolio, the economies of scale actually realized, if any, were minor and that, in any event, such economies of scale, if any, were shared with the Portfolio by virtue of advisory fees of comparatively low levels that subsumed economies of scale in the fees themselves.

Appendix A

Report of Ernst & Young LLP,
Independent Registered Public Accounting Firm
To the Board of Trustees of State Street Master Funds and Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds) (the Portfolio) as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Equity 500 Index Portfolio of State Street Master Funds at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 16, 2006

   Appendix A

STATE STREET EQUITY 500 INDEX PORTFOLIO
Independent Trustees
(Unaudited)

NAME, ADDRESS,
AND	POSITION(S)	TERM OF OFFICE		NUMBER OF FUNDS	OTHER
DATE OF BIRTH	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION	IN FUND COMPLEX	DIRECTORSHIPS
(“DOB”)	TRUST	OF TIME SERVED	DURING PAST FIVE YEARS	OVERSEEN BY TRUSTEE	HELD BY TRUSTEE

Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 DOB: 07/07/44	Trustee and Chairman of the Board	Term: Indefinite Elected: 2/00	Chairman, Holland & Company L.L.C. (investment adviser) (1995–present).	12	Trustee, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; and Director, the China Fund, Inc.

William L. Boyan State Street Institutional Investment Trust P.O. Box 5049 Boston, MA 02206 DOB: 01/20/37	Trustee	Term: Indefinite Elected: 2/00	Trustee of Old Mutual South Africa Master Trust (investments) (1995–present); Chairman emeritus, Children’s Hospital (1984–present); Director, Boston Plan For Excellence (non-profit) (1994–present); President and Chief Operations Officer, John Hancock Mutual Life Insurance Company (1959–1999). Mr. Boyan retired in 1999.	12	Trustee, State Street Institutional Investment Trust; and Trustee, Old Mutual South Africa Master Trust

Rina K. Spence 7 Acacia Street Cambridge, MA 02138 DOB: 10/24/48	Trustee	Term: Indefinite Elected: 2/00	President of SpenceCare International LLC (1998–present); Member of the Advisory Board, Ingenium Corp. (technology company) (2001–present); Chief Executive Officer, IEmily.com (internet company) (2000–2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998–1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994–1998); Trustee, Eastern Enterprise (utilities) (1988–2000).	12	Trustee, State Street Institutional Investment Trust; Director, Berkshire Life Insurance Company of America; and Director, IEmily.com

Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 DOB: 12/23/40	Trustee	Term: Indefinite Elected: 2/00	Executive Vice President of Chase Manhattan Bank (1987–1999). Mr. Williams retired in 1999.	12	Trustee, State Street Institutional Investment Trust

Appendix A

STATE STREET EQUITY 500 INDEX PORTFOLIO
Executive Officers
(Unaudited)

NAME, ADDRESS,
AND	POSITION(S)	TERM OF OFFICE		NUMBER OF FUNDS	OTHER
DATE OF BIRTH	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION	IN FUND COMPLEX	DIRECTORSHIPS
(“DOB”)	TRUST	OF TIME SERVED	DURING PAST FIVE YEARS*	OVERSEEN BY TRUSTEE	HELD BY TRUSTEE

James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 DOB: 06/24/65	President	Term: Indefinite Elected: 4/05	President, SSgA Funds Management, Inc. (2005–present); Principal, SSgA Funds Management, Inc. (2001–present); Principal, State Street Global Advisers (March 2000–present); Vice President, State Street Bank and Trust Company (1998–March 2000).	—	—

Gary L. French State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 DOB: 07/04/51	Treasurer	Term: Indefinite Elected: 5/05	Senior Vice President of State Street Bank and Trust Company (2002–present); Managing Director, Deutsch Bank (including its predecessor, Scudder Investments), Fund Operations Unit (2001–2002); President, UAM Fund Services (1995–2001).	—	—

Julie A. Tedesco State Street Bank and Trust Company One Federal Street Boston, MA 02110 DOB: 09/30/57	Secretary	Term: Indefinite Elected: 5/00	Vice President and Senior Counsel of State Street Bank and Trust Company (2000–present); Counsel of First Data Investor Services Group, Inc. (1994–2000).	—	—

Peter A. Ambrosini SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 DOB: 12/17/43	Chief Compliance Officer	Term: Indefinite Elected: 5/04	Senior Principal and Chief Compliance and Risk Management Officer, SSgA Funds Management, Inc. and State Street Global Advisors (2001–present); Managing Director, PricewaterhouseCoopers LLP (1986–2001).	—	—

*	Each officer may have served in various other capacities for the same organization during the length of time served.
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 877-521-4083.

   Appendix A

Privacy Policy
An important part of the relationship we have with our investors is the information you share with us. We want you to know how we treat your private information.
As you will read, we keep personal information such as your Social Security Number and account balances confidential. We take steps to safeguard this data from anyone who should not have access to it. We do not sell this information to anyone.
In your dealings with Homestead Funds, you can expect that we will take the steps outlined below to keep the information we have about our customers confidential and secure.
OUR PRIVACY POLICY
In providing financial services and products to you, we collect certain nonpublic personal information about you. Our policy is to keep this information confidential and strictly safeguarded, and to use or disclose it only as needed to provide services to you, or as permitted by law. Protecting your privacy is important to us.
INFORMATION WE COLLECT
The nonpublic personal information we have about you includes what you give us when you open an account, buy shares of one of our mutual funds or communicate with us. This could include

•	your name and address
•	Social Security Number
•	investment objectives and experience
•	financial circumstances
•	employment
•	account balance and account transactions.
INFORMATION WE DISCLOSE
We disclose nonpublic personal information about you only to our affiliates or to third parties that we hire to help us provide products and services to you, or as permitted by law or authorized by you. We do not sell your personal information to anyone.
HOW INFORMATION IS USED
We use information about you to provide our financial products and services to you, such as managing your investment account. We share this information among the Homestead Funds and with affiliated companies. We also may disclose it to third parties as permitted by law, including the outside broker-dealers, custodians, administrators, transfer agents, accountants or attorneys that we need to use to provide our services to you. From time to time, we must give information about our business to regulatory authorities. This may include personal information about you.
We do not sell personal non-public information about our clients, customers or fund shareholders.
HOW INFORMATION IS SAFEGUARDED
We have procedures in place that we believe are reasonably designed to protect the security and confidentiality of your information. These include confidentiality agreements with companies we hire to help us provide services to you, password-protected user access to our computer files and strict confidentiality policies that apply to all Homestead Funds personnel.
If you would like more information about Homestead Funds privacy policy, please call us at 1-800-258-3030, prompter 3. Representatives are available on weekdays from 8:30 am to 5:00 pm. ET.

Privacy Policy

Homestead Funds
4301 Wilson Blvd.
Arlington, VA 22203
1-800-258-3030
www.homesteadfunds.com
This report is authorized for distribution to
shareholders and others who have received
a copy of the prospectus.
Distributor: RE Investment Corporation.

Item 2. Code of Ethics.
Homestead Funds, Inc. has adopted a Senior Officer Code of Ethics, which applies to its principal executive officer, principal financial officer, comptroller or principal accounting officer, or any other person who performs a similar function. The Senior Officer Code of Ethics is available on Homestead Funds, Inc.’s website at www.homesteadfunds.com or without charge, upon request, by calling the Chief Compliance Officer at 1-800-258-3030, prompt 3.
Item 3. Audit Committee Financial Expert.
The Board of Directors of Homestead Funds, Inc. has determined that the Board’s Audit Committee does not have an “audit committee financial expert” as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the Audit Committee met all five qualifications in the definition, although each of the members of the Audit Committee met some of the qualifications. The Board also determined that because of the collective general financial expertise of the Audit Committee members, as well as the types of funds in Homestead Funds, Inc. and the nature of the accounting and valuation issues they have presented, it did not appear that the Audit Committee as a whole lacked any necessary skill to fulfill the functions of an Audit Committee.
Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	Fiscal Year 2004	$98,700
	Fiscal Year 2005	$110,000

(b)	Audit-Related Fees
	Fiscal Year 2004	$0
	Fiscal Year 2005	$0

(c)	Tax Fees
	Fiscal Year 2004	$11,000[1]
	Fiscal Year 2005	$12,100[1]

(d)	All Other Fees
	Fiscal Year 2004	$0
	Fiscal Year 2005	$0
1These fees were for (i) the preparation of the Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Short-Term Bond Fund, Short-Term Government Securities Fund, Stock Index Fund, and International Stock Index Fund; (ii) the review of client prepared Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Daily Income Fund, Value Fund, Small-Company Stock Fund, and Nasdaq-100 Index Tracking StockSM Fund; (iii) the review of client prepared distribution requirements; and (iv) the review of annual report tax footnote disclosure.

(e)      (1) Not applicable.
          (2)   Percentages of Services Approved by the Audit Committee

Audit-Related Fees:	Not Applicable
Tax Fees:	100%
All Other Fees:	100%
(f)       Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Homestead Funds, Inc.’s financial statements for the period ending December 31, 2005 were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
(g)      Homestead Funds, Inc.’s Aggregate Non-Audit Fees

	2004	2005
Homestead Funds, Inc.	$11,000	$12,100
(h)      Not Applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) Disclosure Controls and Procedures. The President and Treasurer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not required with this filing.
(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.
(a)(3)	Not applicable.
(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Homestead Funds, Inc.

By	/s/ Peter R. Morris Peter R. Morris President

Date	March 1, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter R. Morris Peter R. Morris President

Date	March 1, 2006

By	/s/ Sheri Cooper Sheri Cooper Treasurer

Date	March 1, 2006